UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

AETRIUM INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 9, 2014

Aetrium Incorporated
2350 Helen Street
North St. Paul, MN 55109

October [●], 2014

Dear Shareholders:

It is our pleasure to invite you to the 2014 Annual Meeting of Shareholders of Aetrium Incorporated. We will hold the meeting on [Thursday, December 4], 2014, at [4:00 p.m.], local time, at our offices located at 2350 Helen Street, North St. Paul, MN 55109.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Shareholders and proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Aetrium Incorporated. We hope to see you at the meeting.

Sincerely,

Daniel M. Koch
President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 9, 2014

Aetrium Incorporated
2350 Helen Street
North St. Paul, MN 55109

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [December 4], 2014

Notice is hereby given that the 2014 annual meeting of shareholders (the “Annual Meeting”) of Aetrium Incorporated (the “Company”) will be held on [Thursday, December 4], 2014, at [4:00 p.m.], local time, at our offices located at 2350 Helen Street, North St. Paul, MN 55109, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect each of Jeffrey E. Eberwein, Paul H. Askegaard, Morgan P. Hanlon, Alfred John Knapp, Jr., Daniel M. Koch and Galen Vetter to serve until the Company’s 2015 annual meeting of shareholders and until their successors are duly elected and qualify;

2.	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

4.	to approve a protective amendment to the Company’s Amended and Restated Articles of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards;

5.	to approve the Company’s Tax Benefit Preservation Plan (a shareholder rights plan) designed to protect the tax benefits of the Company’s net operating loss carryforwards;

6.	to approve the Company’s 2014 Incentive Plan; and

7.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on [October 14], 2014 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

October [●], 2014	Jeffrey E. Eberwein
North St. Paul, MN	Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the
Aetrium Incorporated 2014 Annual Meeting of Shareholders
to be Held on [December 4], 2014

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available on the Internet at [http://www.icommaterials.com/ATRM]

AETRIUM INCORPORATED

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of Aetrium Incorporated (the “Board”) in connection with the solicitation of proxies for use at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our offices located at 2350 Helen Street, North St. Paul, MN 55109, on [Thursday, December 4], 2014, at [4:00 p.m.], local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Shareholders and either a proxy card or a voting instruction card, are being mailed to shareholders beginning October [●], 2014.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to Aetrium Incorporated and its subsidiaries.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on [October 14], 2014, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All shareholders may write to us at the following address to request an additional copy of these materials:

Aetrium Incorporated
2350 Helen Street
North St. Paul, MN 55109
Attention: Corporate Secretary

1

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this Proxy Statement, our 2013 Annual Report on Form 10-K (the “2013 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2013 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect six directors to serve until the Company’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualify;

●	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

●	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

●	to approve a protective amendment to the Company’s Amended and Restated Articles of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards (the “Protective Amendment Proposal”);

●	to approve the Company’s Tax Benefit Preservation Plan (a shareholder rights plan) designed to protect the tax benefits of the Company’s net operating loss carryforwards (the “Rights Plan Proposal”);

●	to approve the Company’s 2014 Incentive Plan (the “2014 Incentive Plan”); and

●	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; “FOR” the approval of the Protective Amendment Proposal; “FOR” the approval of the Rights Plan Proposal; and “FOR” the approval of the 2014 Incentive Plan.

2

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Shareholders of record will not be able to vote by telephone or on the Internet.

●	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; “FOR” the approval of the Protective Amendment Proposal; “FOR” the approval of the Rights Plan Proposal; and “FOR” the approval of the 2014 Incentive Plan.

Q:	Can my broker vote my shares for me without my instructions?

A:	Brokers may not use discretionary authority to vote shares on the election of directors, the compensation of the Company’s named executive officers, the Protective Amendment Proposal, the Rights Plan Proposal and the approval of the 2014 Incentive Plan if they have not received instructions from their clients. Please provide voting instructions on these proposals so your vote can be counted.

3

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the compensation of the Company’s named executive officers, the Protective Amendment Proposal, the Rights Plan Proposal and the approval of the 2014 Incentive Plan. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting except for the Protective Amendment Proposal, with respect to which a broker non-vote will have the same effect as a vote “AGAINST” the proposal.

Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors (Proposal No. 1), each director receiving an affirmative (“FOR”) plurality of the votes cast will be elected. You may withhold votes from any or all nominees.

The ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2) and the approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers (Proposal No. 3) require the affirmative (“FOR”) vote of the majority of the votes cast on the matter. Abstentions will not affect the outcome of the vote on these proposals.

The approval of the Protective Amendment Proposal (Proposal No. 4) requires the affirmative (“FOR”) vote of the majority of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), entitled to vote on the matter. Abstentions will count as votes “AGAINST” this proposal.

The approval of the Tax Benefit Preservation Plan (a shareholder rights plan) (Proposal No. 5) and the 2014 Incentive Plan (Proposal No. 6) require the affirmative (“FOR”) vote of the majority of the shares of our Common Stock present, in person or by proxy, and entitled to vote on the matter. Abstentions will count as votes “AGAINST” these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting except for the Protective Amendment Proposal, with respect to which a broker non-vote will have the same effect as a vote “AGAINST” the proposal.

4

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Common Stock that you hold. As of [October 14], 2014, the record date, there were [●] shares of Common Stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the six items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Jeffrey E. Eberwein and Daniel M. Koch, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling [●] shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on [October 14], 2014, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to [October 14], 2014, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on [December 4], 2014, at [4:00 p.m.], local time. You should allow adequate time for check-in procedures.

5

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,000, plus out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com.

We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

6

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any shareholder who requests it:

●	Amended and Restated Articles of Incorporation, as amended

●	Bylaws, as amended

●	The charters of the following committees of the Board: the Audit Committee, the Nomination and Corporate Governance Committee and the Compensation Committee

●	Code of Business Conduct and Ethics

●	Policy regarding shareholder communications with the Board

Q:	How may I obtain the 2013 Form 10-K and other financial information?

A:	A copy of the 2013 Form 10-K is enclosed with this Proxy Statement. Shareholders may request another free copy of the 2013 Form 10-K and other financial information by contacting us at:

Aetrium Incorporated
2350 Helen Street
North St. Paul, MN 55109
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2013 Form 10-K at [http://www.icommaterials.com/ATRM]. We will also furnish any exhibit to the 2013 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, http://atrmcompanies.com/about-us-investor-relations.

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
Mail Address: P.O. BOX 30170, College Station, TX, 77842
Overnight Delivery Address: 211 Quality Circle, Suite 210, College Station, TX, 77845
Toll free for US and Canada: (800) 962-4284
Outside of US and Canada: 1 (781) 575-3120

7

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:

InvestorCom, Inc.
65 Locust Avenue
New Canaan, CT 06840
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 966-6478
E-mail: info@investor-com.com

You also can contact us at:

Aetrium Incorporated
2350 Helen Street
North St. Paul, MN 55109
Attention: Corporate Secretary

8

Proposal No. 1: Election of Directors

There are six nominees for election to the Board at the Annual Meeting: Jeffrey E. Eberwein, Paul H. Askegaard, Morgan P. Hanlon, Alfred John Knapp, Jr., Daniel M. Koch and Galen Vetter. Each of the nominees currently serves as a director.

Each director is elected annually to serve until our next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our executive officers and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position

Jeffrey E. Eberwein	44	Chairman of the Board

Daniel M. Koch	60	President, Chief Executive Officer and Director

Paul H. Askegaard	62	Chief Financial Officer and Director

Morgan P. Hanlon	48	Director

Alfred John Knapp, Jr.	63	Director

Galen Vetter	63	Director

Executive Officers

Daniel M. Koch has served as our President and Chief Executive Officer since November 2013. Previously, Mr. Koch served as our Vice President – Marketing since October 2012. From September 2010 to September 2012, Mr. Koch served as a Senior Account Manager for Delta Design – Rasco, a manufacturer of test handlers. From March 1991 to August 2010, Mr. Koch served as our Vice President – Worldwide Sales. From March 1990 to March 1991, Mr. Koch served as the vice president of sales of Summation, Inc., a company involved with the testing of PC boards. From December 1973 to March 1990, Mr. Koch served in various sales positions and most recently as vice president of sales of Micro Component Technology, Inc. Mr. Koch brings to our Board his business experience and extensive knowledge of the Company through his work as our President and Chief Executive Officer.

Paul H. Askegaard has served as our principal financial and accounting officer since March 2001, our Chief Financial Officer since December 2013, our Treasurer since February 1992 and our Secretary since November 2013. Mr. Askegaard previously served as our Corporate Controller from October 1986 to February 1992 and as Assistant Secretary from May 2000 to November 2013. Mr. Askegaard is a licensed CPA (inactive) and earned a BS from the University of North Dakota. Mr. Askegaard’s financial expertise and his extensive knowledge of the financial aspects of the Company through his work as our Chief Financial Officer are of great value to the Board.

9

Non-Employee Directors

Jeffrey E. Eberwein has served on our Board since January 2013 and as our Chairman of the Board since November 2013. Mr. Eberwein has 23 years of Wall Street experience and is the Founder and CEO of Lone Star Value Management, LLC, an investment firm. Prior to founding Lone Star Value in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein is Chairman of the Board of Digirad Corporation (NASDAQ: DRAD), a medical imaging company, and Crossroads Systems, Inc. (NASDAQ: CRDS), a data storage company. Mr. Eberwein also serves on the board of directors of Hudson Global, Inc. (NASDAQ: HSON), a global recruitment company where he chairs the Corporate Governance and Nominating Committee. Previously, Mr. Eberwein served on the board of The Goldfield Corporation from May 2012 to May 2013, On Track Innovations Ltd. (NASDAQ: OTIV) from December 2012 to March 2014, and NTS, Inc. (formerly NYSE: NTS) from December 2012 until its sale to a private equity firm was completed in June 2014. Mr. Eberwein served on the Board of Hope for New York, a 501(c)(3) organization dedicated to serving the poor in New York City from 2011 until 2014, where he was the Treasurer and on the Executive Committee. Mr. Eberwein earned a MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin. Mr. Eberwein brings to our Board over 20 years of Wall Street experience and valuable public company and financial expertise, gained from both his employment history and directorships, which will enable him to provide effective oversight of the Company as a member of the Board.

Morgan P. Hanlon has served on our Board since April 2014. Mr. Hanlon is the founder and since 2006 has served as the Managing Member of Casey Real Estate Investment, LLC, Casey Property Management, LLC and Phil Hoi Real Estate Investments, LLC, which acquire, own and operate commercial real estate, primarily in the self storage sector. Previously, Mr. Hanlon held investment banking positions with Wells Fargo Securities and Morgan Stanley. Mr. Hanlon earned a BS from the United States Military Academy at West Point and an MBA from the University of Pennsylvania, Wharton Graduate School of Business. Mr. Hanlon brings to our Board financial and investment expertise and experience, as well as business analysis acumen and advanced financial literacy.

Alfred John Knapp, Jr. has served on our Board since April 2014 and previously served on our Board from January 2013 to March 2013. Mr. Knapp has served as the President, Chief Executive Officer and principal shareholder of Andover Group, Inc. since 1978. Andover’s two main business lines are real estate development and investment management. He also is a Partner at CCM Opportunistic Partners, an investment fund that invests with emerging managers. Previously, Mr. Knapp served as the Chief Executive Officer and a director of ICO, Inc. (NASDAQ: ICOC), a resin processor, from October 2005 to April 2010, when ICO was acquired by A. Schulman, Inc. He has served as a director of On Track Innovations Ltd. (NASDAQ: OTIV), a company principally engaged in the design and development of cashless payment solutions, since December 2012. Mr. Knapp is a CFA and has served as a trustee of Annunciation Orthodox School in Houston, and is currently a trustee of the Armand Bayou Nature Center. Mr. Knapp is an honors graduate of Williams College. Mr. Knapp’s extensive corporate and business strategy experience makes him a valuable asset to the Board.

Galen Vetter has served on our Board since January 2013. Mr. Vetter is a private investor and professional corporate director. Mr. Vetter has been a director of Crossroads Systems, Inc. (NASDAQ:CRDS), a global provider of data storage and protection solutions, since April 2014, a director of Alerus Financial Corp (ALRS:OTCQB), a regional bank and financial services company, since September 2013, a director of ClearWay Minnesota, a non-profit entrusted with a portion of the funds from a tobacco lawsuit, since September 2013, and Member of the Advisory Board of Land O’Lakes Inc., a member-owned agricultural cooperative, since March 2009. During his career Mr. Vetter served as president of Rust Consulting, Inc., a company engaged in legal, public and business sector project administration, from December 2008 to May 2012, as global chief financial officer of Franklin Templeton Investment Funds, a global investment management organization, from April 2004 to November 2008, and in numerous roles at McGladrey LLP, a provider of assurance, tax and consulting services, from June 1973 to March 2004. Mr. Vetter is a licensed CPA (inactive). Mr. Vetter is a member of the National Association of Corporate Directors, including being Board Leadership Fellow certified. Mr. Vetter earned a BS from the University of Northern Iowa. Mr. Vetter brings to our Board diverse management experience including financial, analytical, information management, strategy and team development, as well as enterprise risk management and international business experience.

10

Family Relationships

There are no family relationships among our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during the 2013 fiscal year.

Related Person Transactions and Certain Relationships

Jeffrey E. Eberwein and Lone Star Value

Lone Star Value Investors, LP (“LSVI”) owns 167,885 shares of our Common Stock and holds a promissory note of the Company, dated April 1, 2014, in the original principal amount of $6,000,000. Lone Star Value Co-Invest I, LP (“LSV Co-Invest I”) holds a promissory note of the Company, dated July 21, 2014, in the original principal amount of $2,500,000, and a promissory note of the Company, dated September 19, 2014, in the original principal amount of $2,000,000. Jeffrey E. Eberwein, our Chairman of the Board, is the founder and Chief Executive Officer of Lone Star Value Management, LLC, the investment manager of LSVI, and is the manager of Lone Star Value Investors GP, LLC, the general partner of LSVI and LSV Co-Invest I.

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal shareholders or their immediate family members are required to be reviewed and approved by the Audit Committee. Such policy and procedures are set forth in the Audit Committee charter.

Vote Required

Each nominee receiving an affirmative (“FOR”) plurality of the votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the Company’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualify.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Although this appointment does not require ratification, the Board has directed that the appointment of Boulay PLLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Boulay PLLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Boulay PLLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013. A representative of Boulay PLLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

We engaged Boulay PLLP as our new independent registered public accounting firm on December 30, 2013, following our dismissal of Grant Thornton LLP on December 23, 2013. The dismissal of Grant Thornton LLP was approved by the Audit Committee. The reports of Grant Thornton LLP on our financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2012 and 2011 and through the date of their dismissal, (i) there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to such disagreement in its reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Boulay PLLP for fiscal year 2013. There were no other professional services rendered or fees billed by Boulay PLLP for fiscal years 2013 or 2012.

Services Rendered	2013

Audit Fees (1)	$53,195
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

(1)	These fees include the audit of our annual financial statements for fiscal year 2013 and the review of our financial statements included in our Quarterly Reports on Form 10-Q for fiscal year 2013.

The following table presents aggregate fees billed for professional services rendered by Grant Thornton LLP for fiscal year and 2012. There were no other professional services rendered or fees billed by Grant Thornton LLP for fiscal year 2012.

Services Rendered	2012

Audit Fees (1)	$132,556
Audit-Related Fees (2)	5,000
Tax Fees (3)	19,482
All Other Fees	—

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(1)	These fees include the audit of our annual financial statements for fiscal year 2012 and the review of our financial statements included in our Quarterly Reports on Form 10-Q for fiscal year 2012.

(2)	These fees related to services provided to perform a limited scope audit of the Aetrium Salary Savings Plan (401k Plan) for fiscal year 2011.

(3)	These fees were for the preparation of federal and state tax returns and tax advice.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firms are subject to pre-approval by our Audit Committee. The Audit Committee has authorized each of its members to approve services by our independent registered public accounting firms in the event there is a need for such approval prior to the next full Audit Committee meeting. The Audit Committee has also adopted policies and procedures that are detailed as to the particular service and that do not include delegation of the Audit Committee’s responsibilities to management under which management may engage our independent registered public accounting firm to render audit or non-audit services. Any interim approval given by an Audit Committee member and any such engagement by management must be reported to the Audit Committee no later than its next scheduled meeting. Before granting any approval, the Audit Committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee then serving pre-approved all services provided by Boulay PLLP and Grant Thornton LLP in fiscal year 2013.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast on the matter at the Annual Meeting is required to ratify the appointment of Boulay PLLP as our registered public accounting firm for the fiscal year ending December 31, 2014.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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Proposal No. 3: Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We are asking shareholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast on the matter at the Annual Meeting is required to approve the compensation of our named executive officers.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

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Background to NOL Protection Proposals (Proposal Nos. 4 and 5)

Our past operations generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2013, we had approximately $78 million in federal NOLs. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of our Common Stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use of our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.

After careful consideration, our Board determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to adopt an amendment to our Amended and Restated Articles of Incorporation (the “Protective Amendment”) and to maintain our Tax Benefit Preservation Plan, dated as of February 13, 2014 (the “Rights Plan”). The Protective Amendment, which is designed to prevent certain transfers of our securities that could result in an ownership change, is described below under Proposal No. 4 and the complete text of the form of Amended and Restated Articles of Incorporation reflecting the Protective Amendment is attached as Annex A to this Proxy Statement. The Protective Amendment will not be put into effect unless and until it is approved by shareholders at the Annual Meeting.

On February 13, 2014, our Board approved and we entered into the Rights Plan, which is described below under Proposal No. 5 and the complete text of which is attached as Annex B to this Proxy Statement. Pursuant to the Rights Plan, we issued certain stock purchase rights to shareholders with terms designed to deter transfers of our Common Stock that could result in an ownership change. The Rights Plan requires shareholder approval to remain in effect after the Annual Meeting, and will expire immediately following the final adjournment of the Annual Meeting if shareholder approval is not received.

Our Board urges shareholders to read Proposal Nos. 4 and 5, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the Tax Benefit Preservation Plan” and the complete text of the form of Amended and Restated Articles of Incorporation reflecting the Protective Amendment and the Rights Plan, which are attached as Annex A and Annex B to this Proxy Statement, respectively. It is important to note that neither measure offers a complete solution and that an ownership change may occur even if the Protective Amendment and the Rights Plan are approved by shareholders. There may be limitations on the enforceability of the Protective Amendment against shareholders who do not vote to approve it that may allow an ownership change to occur, and the Rights Plan may deter, but ultimately cannot block, transfers of Common Stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, the Board believes that the adoption of both measures is appropriate and that together they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board recommends that shareholders approve both the Protective Amendment and the Rights Plan.

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Proposal No. 4: NOL Protective Amendment

For the reasons discussed above under “Background to NOL Protection Proposals,” our Board recommends that shareholders adopt the Protective Amendment to our Amended and Restated Articles of Incorporation. The Protective Amendment is designed to prevent certain transfers of our Common Stock that could result in an ownership change under Section 382 and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our shareholders’ best interests to adopt the Protective Amendment to help protect our NOLs.

The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our Common Stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our Common Stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board has adopted resolutions approving and declaring the advisability of amending our Amended and Restated Articles of Incorporation as described below and the complete text of the form of Amended and Restated Articles of Incorporation reflecting the Protective Amendment is attached as Annex A to this Proxy Statement. However, in order for the Protective Amendment to be implemented, it first must be approved by shareholders at the Annual Meeting.

The Protective Amendment, if approved by shareholders, would become effective upon the filing of a Certificate of Amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Minnesota, which we would expect to do as soon as practicable after the Protective Amendment is approved by shareholders.

Description of Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment, which is contained in Article 12 of the form of Amended and Restated Articles of Incorporation attached as Annex A to this Proxy Statement. Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our Common Stock that result from the transfer of interests in other entities that own our Common Stock) if the effect would be to:

●	increase the direct or indirect ownership of our Common Stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our Common Stock; or

●	increase the percentage of our Common Stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our Common Stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

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Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our Common Stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct or indirect ownership of our Common Stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% shareholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our Common Stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any shareholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Common Stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Common Stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our Common Stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our Common Stock, or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our Common Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our Common Stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any shareholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

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With respect to any transfer of Common Stock that does not involve a transfer of our securities within the meaning of Minnesota law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such shareholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by shareholders into the market, the Protective Amendment permits otherwise prohibited transfers of our Common Stock where the transferee is a public group.

In addition, our Board will have the discretion to approve a transfer of our Common Stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our shareholders’ best interests. If our Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If our Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our shareholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of Common Stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment

If our shareholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Minnesota, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the Secretary of State of the State of Minnesota, (ii) our Board’s determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board determines that none of our NOLs may be carried forward and (iv) such date as our Board otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.

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Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

●	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our shareholders’ best interests.

●	A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular shareholder or fact situation. Minnesota law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Minnesota law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a shareholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a shareholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

●	Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among shareholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, our Board has adopted the Rights Plan, which is intended to act as a deterrent to any person acquiring more than 4.99% of our Common Stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

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Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

●	Each shareholder who owns less than 5% of our Common Stock is generally (but not always) aggregated with other such shareholders and treated as a single “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among such shareholders are generally (but not always) excluded from the Section 382 calculation.

●	There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

●	Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

●	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

●	Our redemption or buyback of our Common Stock will increase the ownership of any Section 382 “5-percent shareholders” (including groups of shareholders who are not individually 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Vote Required

The affirmative (“FOR”) vote of the majority of the outstanding shares of our Common Stock entitled to vote on the matter at the Annual Meeting is required to approve the Protective Amendment. An abstention will count as a vote “AGAINST” this proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Protective Amendment.

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Proposal No. 5: Tax Benefit Preservation Plan

On February 13, 2014, our Board adopted the Tax Benefit Preservation Plan, referred to herein as the Rights Plan, the complete text of which is attached as Annex B to this Proxy Statement. The Rights Plan requires shareholder approval to remain in effect after the Annual Meeting, and will expire immediately following the final adjournment of the Annual Meeting if shareholder approval is not received. Subject to limited exceptions, the Rights Plan is generally designed to deter any person from acquiring shares of our Common Stock (or any interest therein) if the acquisition would result in a shareholder (or several shareholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.99% or more of our then-outstanding shares of Common Stock without the approval of the Board.

The Rights Plan is intended to protect shareholder value by attempting to preserve our ability to use our NOLs to reduce our future income tax liability. Because of the possible limitations of the Protective Amendment in preventing transfers of our Common Stock that may result in an ownership change, as further described above under Proposal No. 4, our Board believes it is in our and our shareholders’ best interests to approve the Rights Plan.

Description of Rights Plan

The following is a summary of the terms of the Rights Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, the complete text of which is attached as Annex B to this Proxy Statement. Please read the Rights Plan in its entirety, as the discussion below is only a summary.

Distribution and Transfer of Rights; Rights Certificates. On February 13, 2014, our Board authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock (each, a “Common Share”) to shareholders of record as of the close of business on February 24, 2014 (the “Rights Plan Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at an exercise price of $30.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”).

Prior to the Distribution Date referred to below: (i) the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), together with a summary of rights, and no separate rights certificates will be distributed; (ii) new Common Shares certificates issued after the Rights Plan Record Date will contain a legend incorporating the Rights Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and (iii) the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.

Rights will accompany any new Common Shares that are issued after the Rights Plan Record Date.

Distribution Date. The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.” Subject to certain exceptions specified in the Rights Plan, the Rights will separate from the Common Shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person (as defined below) has acquired beneficial ownership of 4.99% or more of the Common Shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Shares. After the Distribution Date, we will mail Rights certificates to our shareholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.

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Preferred Shares Purchasable Upon Exercise of Rights. After the Distribution Date, each Right will entitle the holder to purchase for the Exercise Price one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the shareholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

More specifically, each one one-thousandth of a Preferred Share, if issued, will: (i) not be redeemable; (ii) entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater; (iii) entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater; (iv) have the same voting power as one Common Share; and (v) entitle holders to a per share payment equal to the payment made on one Common Share, if the Common Shares are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger. If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 4.99% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and our shareholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding Common Shares as of the time of the first public announcement of the Rights Plan (an “Exempt Person”) shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional Common Shares while such person is an Exempt Person. A person will cease to be an Exempt Person if such person, together with such person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding Common Shares.

Flip-Over Trigger. If, after an Acquiring Person obtains 4.99% or more of the Common Shares, (i) we merge into another entity, (ii) an acquiring entity merges into the Company or (iii) we sell or transfer more than 50% of our assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights. The Rights will be redeemable at our option for $0.001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if we undertake a stock dividend or a stock split.

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Exchange Provision. At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, we may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.

Expiration of the Rights. The Rights expire on the earliest of (i) 5:00 p.m., New York time, on the date that the shareholder votes with respect to the Annual Meeting are certified, unless the continuation of the Rights is approved by the affirmative (“FOR”) vote of a majority of shares of Common Stock present, in person or represented by proxy, and entitled to vote on such matter at the Annual Meeting (or any adjournment or postponement thereof); (ii) 5:00 p.m., New York time, on February 13, 2017; (iii) the time at which the Rights are redeemed or exchanged under the Rights Plan; (iv) the repeal of Section 382 or any successor status and the Board’s determination that the Rights Plan is no longer necessary for preservation of our NOLs; or (v) the beginning of a taxable year to which the Board determines that no NOLs may be carried forward.

Amendment of Terms of Rights Plan and Rights. The terms of the Rights and the Rights Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Shareholder Rights. The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a shareholder of the Company.

Anti-Dilution Provisions. The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares. With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes. The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, shareholders may recognize taxable income.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares of our Common Stock present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting is required to approve the adoption of the Rights Plan. An abstention will count as a vote “AGAINST” this proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Tax Benefit Preservation Plan.

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Certain Considerations Related to the Protective Amendment
and the Tax Benefit Preservation Plan

Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to NOL Protection Proposals” is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment and the Rights Plan are approved. Please consider the items discussed below in voting on Proposal Nos. 4 and 5.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment and the Rights Plan are in place.

Continued Risk of Ownership Change

Although the Protective Amendment and the Rights Plan are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our Common Stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our Common Stock will be enforceable against all our shareholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal No. 4.

Potential Effects on Liquidity

The Protective Amendment will restrict a shareholder’s ability to acquire, directly or indirectly, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a shareholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a shareholder’s ownership of our Common Stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such shareholder. Shareholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, our Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not choose to purchase our Common Stock, the Protective Amendment could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs. The Rights Plan could have a similar effect if investors object to holding our Common Stock subject to the terms of the Rights Plan.

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Potential Anti-Takeover Impact

The reason our Board approved the Protective Amendment and the Rights Plan is to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment and the Rights Plan are not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our shareholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our Common Stock and the ability of persons, entities or groups now owning more than 4.99% of our Common Stock to acquire additional shares of our Common Stock without the approval of our Board. Similarly, the Rights Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if approved by our shareholders, and the Rights Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our Common Stock

If you already own more than 4.99% of our Common Stock, you would be able to transfer shares of our Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Common Stock or create a new holder of 4.99% or more of our Common Stock. You will also be able to transfer your shares of our Common Stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our Common Stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Common Stock.

Effect of the Protective Amendment If You Vote Against It

Minnesota law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Minnesota law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a shareholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a shareholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

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Proposal No. 6: 2014 Incentive Plan

On October 9, 2014, the Board accepted the recommendation of the Compensation Committee and approved the 2014 Incentive Plan, subject to adoption and approval by our shareholders, and authorized submission of the 2014 Incentive Plan to shareholders for consideration at the Annual Meeting. We are asking shareholders to adopt and approve the 2014 Incentive Plan in order to meet requirements of Nasdaq rules, satisfy requirements of tax law to help preserve our ability to claim tax deductions for compensation to executive officers, and provide for favorable tax treatment to certain optionholders.

Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the two other most highly compensated executive officers serving on the last day of the fiscal year, excluding the Chief Financial Officer. “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible; however, there can be no guarantee that awards granted under the 2014 Incentive Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, approval of the 2014 Incentive Plan will be deemed to include approval of the material terms of the performance goals under the 2014 Incentive Plan, as described below. Shareholder approval of the material terms of the performance goals, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m). Shareholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).

In addition, shareholder approval will permit designated stock options to qualify as incentive stock options under the Code for a period of 10 years. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Summary of the 2014 Incentive Plan

The following is a summary of the material terms of the 2014 Incentive Plan. This summary is not complete and is qualified in its entirety by reference to the complete text of the 2014 Incentive Plan, which is attached as Annex C to this Proxy Statement.

Purpose

The 2014 Incentive Plan allows us to provide employees, consultants and all members of the Board who are selected to receive awards under the 2014 Incentive Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

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Key Provisions

The following is a summary of the key provisions of the 2014 Incentive Plan:

Plan Termination Date:	[December 3], 2024

Eligible Participants:	Employees, consultants and directors of the Company and its subsidiaries (except that only employees are eligible for Incentive Stock Options)

Shares Authorized:	100,000

Award Types:	(1)	Incentive Stock Options
	(2)	Non-qualified Stock Options
	(3)	Restricted Stock
	(4)	Stock Appreciation Rights
	(5)	Performance Bonus Awards
	(6)	Deferred Stock
	(7)	Restricted Stock Units
	(8)	Dividend Equivalents
	(9)	Performance Stock Units
	(10)	Performance Share Awards
	(11)	Other Stock-Based Awards

Grant Limits Per Person Per Year:	50,000 shares of Common Stock per year; provided that in no event shall any participant receive one or more awards of restricted stock or Other Stock-Based Awards (as defined in the 2014 Incentive Plan) in excess of 50,000 shares of Common Stock per year

Vesting:	Determined by the Compensation Committee

Incentive Stock Option Limit:	No more than 100,000 shares of Common Stock may be issued pursuant to incentive stock options

Awards Under the 2014 Incentive Plan

Stock Options. The 2014 Incentive Plan permits the Compensation Committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of our shareholders. The Compensation Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of our Common Stock on the date of the stock option’s grant, nor may any option have a term of more than 10 years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2014 Incentive Plan, the terms of an option may not be amended to reduce the exercise price nor may options be cancelled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options. Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than 10% of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than 110% of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five years from the date of grant.

Stock Appreciation Rights. The 2014 Incentive Plan permits the Compensation Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Compensation Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of our Common Stock on the date of grant, and the terms shall not exceed 10 years. SARs may be settled in cash, stock, or a combination of both.

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Restricted Stock and Restricted Stock Units. The 2014 Incentive Plan permits the Compensation Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. In order to qualify a restricted stock grant under Section 162(m) of the Code, the Compensation Committee may condition vesting of the award on the attainment of performance goals, using the same performance criteria as that used for performance shares and units. The Compensation Committee also may condition the award on the participant making or not making an election under Section 83(b) of the Code. The vesting period for restricted stock shall be determined by the Compensation Committee, which may accelerate the vesting of any such award. The Compensation Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, may or may not receive dividend equivalents, and may be paid in cash or stock. The Compensation Committee may also grant unrestricted stock under this provision.

Performance Shares and Performance Stock Units. The 2014 Incentive Plan permits the Compensation Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Compensation Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of Common Stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.

Stock Payments and Other Stock-Based Awards. The 2014 Incentive Plan also permits the Compensation Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the 2014 Incentive Plan.

Performance Based Awards. The performance goals set by the Compensation Committee, which are applicable to all awards under the 2014 Incentive Plan, except incentive stock options, non-qualified stock options and SARs, and are intended to satisfy Section 162(m) of the Code with respect to awards to covered employees as defined thereunder, include payout tables, formulas or other standards to be used in determining the extent to which the performance goals are met and, if met, the number of performance shares and/or performance stock units that would be converted into stock and/or cash (or the rate of such conversion) and distributed to participants. The performance criteria may include, or be offset by, any of the following criteria or any combination thereof:

●	Financial performance of the Company (on a consolidated basis), of one or more of its subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by Compensation Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

●	Service performance of the Company (on a consolidated basis), of one or more of its subsidiaries, and/or of a division of any of the foregoing.

●	Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

●	The Company’s stock price, return on shareholders’ equity, total shareholder return (stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per share.

●	Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

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Unless otherwise provided by Compensation Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

Eligible for Participation

Persons eligible to participate in the 2014 Incentive Plan include employees, consultants and directors of the Company and its subsidiaries, as determined by the Compensation Committee.

Available Shares

The 2014 Incentive Plan authorizes the issuance, over a 10-year period, of up to 100,000 shares of our Common Stock to participants. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the 2014 Incentive Plan, affecting the shares that may be issued under the 2014 Incentive Plan, an adjustment shall be made in the number and class of shares which may be delivered under the 2014 Incentive Plan (including but not limited to individual grant limits). After [December 3], 2024, no further awards may be issued under the 2014 Incentive Plan.

Other Information

The 2014 Incentive Plan may be amended in whole or in part by the Board or the Compensation Committee with the approval of the Board and in certain circumstances with shareholder approval. Unless the Compensation Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the 2014 Incentive Plan), if a participant is involuntarily terminated other than for “Cause” or a participant that is an employee leaves for “Good Reason” within one year following the Change in Control, all options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Compensation Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Compensation Committee, which may not be modified after the Change in Control, and we will not have the right to reduce the awards for any other reason. “Good Reason” means in connection with a termination of employment by a participant that is an employee within one year following a Change in Control, (i) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (ii) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (iii) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant’s commute as compared to the participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

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In addition, the 2014 Incentive Plan provides that if we are required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Compensation Committee may require the repayment of amounts paid under the 2014 Incentive Plan in excess of what the employee would have received under the accounting restatement.

Federal Income Tax Consequences

The following is a summary of the principal U.S. Federal income tax consequences under present law of the issuance and exercise of stock options and the vesting of the awards granted under the 2014 Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

Incentive Stock Options. Incentive stock options under the 2014 Incentive Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, we generally will be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2014 Incentive Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.

There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.

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With respect to employees, we generally are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. We generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Most of the awards under the 2014 Incentive Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares of our Common Stock present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting is required to approve the 2014 Incentive Plan. An abstention will count as a vote “AGAINST” this proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the 2014 Incentive Plan.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of October 7, 2014, by:

●	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors and named executive officers; and

●	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the address of the persons listed below is c/o Aetrium Incorporated, 2350 Helen Street, North St. Paul, MN 55109, and each of the persons listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock		Percentage of Outstanding Common Stock (1)
5% or Greater Shareholders
Lone Star Value Investors, LP	167,885	(2)	14.1%

Directors and Named Executive Officers
Jeffrey E. Eberwein	167,885	(3)	14.1%
Daniel M. Koch	5,510	(4)	*
Paul H. Askegaard	13,097	(5)	1.1%
Morgan P. Hanlon	—		—
Alfred John Knapp, Jr.	—		—
Galen Vetter	10,185		*
Joseph C. Levesque	—		—
All executive officers and directors as a group (6 persons)(6)	196,677	(7)	16.3%

* Represents holdings of less than 1% of shares outstanding.

(1)	The applicable percentage of ownership for each beneficial owner is based on 1,186,473 shares of Common Stock outstanding as of October 7, 2014. Shares of our Common Stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)	Mr. Eberwein, as the manager of Lone Star Value Investors GP, LLC, the general partner of Lone Star Value Investors, LP, or LSVI, and as the sole member of Lone Star Value Management, LLC, which serves as the investment manager of LSVI, may be deemed to beneficially own the shares of Common Stock beneficially owned by LSVI. Mr. Eberwein disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. The principal business address of LSVI is 53 Forest Avenue, 1st Floor, Old Greenwich, Connecticut 06870.

(3)	Represents 167,885 shares of Common Stock held by LSVI. Mr. Eberwein, as the manager of Lone Star Value Investors GP, LLC, the general partner of LSVI, and as the sole member of Lone Star Value Management, LLC, which serves as the investment manager of LSVI, may be deemed to beneficially own the shares of Common Stock beneficially owned by LSVI. Mr. Eberwein disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(4)	Includes 5,500 shares of Common Stock issuable upon exercise of options.

(5)	Includes 11,000 shares of Common Stock issuable upon exercise of options.

(6)	Does not include Mr. Levesque, our former President and Chief Executive Officer.

(7)	Includes 16,500 shares of Common Stock issuable upon exercise of options.

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Corporate Governance

Director Independence

The Board has determined that all of our non-employee directors are independent within the meaning of SEC and Nasdaq rules. The Board has also determined that all directors serving on the Audit Committee, the Compensation Committee, and the Nomination and Corporate Governance Committee are independent within the meaning of SEC and Nasdaq rules.

Board and Committee Meetings

During the fiscal year ended December 31, 2013, the Board met or took action in writing 10 times, the Audit Committee met or took action in writing nine times, the Compensation Committee met or took action in writing one time and the Nomination and Corporate Governance Committee (established on December 23, 2013) did not meet or take action. Each of the directors then serving attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees). All of our then-incumbent directors attended our 2013 annual meeting of shareholders.

We have no written policy regarding director attendance at annual meetings of shareholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

Audit Committee.

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The current members of the Audit Committee are Messrs. Vetter, Hanlon and Knapp. Mr. Vetter currently serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are audit committee financial experts, as defined by the Exchange Act, based on their past business experience and financial certifications. The Audit Committee charter is posted on our website at http://atrmcompanies.com/about-us-governance-documentation.

Compensation Committee. The duties and responsibilities of the Compensation Committee include, among other things, reviewing and approving the Company’s general compensation policies, setting compensation levels for the Company’s executive officers, setting the terms of and grants of awards under share-based incentive plans and retaining and terminating executive compensation consultants. The current members of the Compensation Committee are Messrs. Knapp, Eberwein and Vetter. Mr. Knapp currently serves as Chairman of the Compensation Committee. The Compensation Committee charter is posted on our website at http://atrmcompanies.com/about-us-governance-documentation.

Nomination and Corporate Governance Committee. The duties and responsibilities of the Nomination and Corporate Governance Committee include, among other things, assisting the Board in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting of shareholders, and taking a leadership role in shaping the corporate governance of the Company. The current members of the Nomination and Corporate Governance Committee are Messrs. Hanlon, Eberwein and Knapp. Mr. Hanlon currently serves as Chairman of the Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee charter is posted on our website at http://atrmcompanies.com/about-us-governance-documentation.

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Director Nominations

The Nomination and Corporate Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee. The Nomination and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess. However, the Nomination and Corporate Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former CEO or CFO or the head of a division of a successful company; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our shareholders. The Nomination and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and our shareholders.

The Nomination and Corporate Governance Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how shareholders can nominate candidates for election as directors, see “Shareholder Proposals” below.

The Nomination and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of shareholders does not wish to continue in service, the Nomination and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nomination and Corporate Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nomination and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nomination and Corporate Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

While we do not have a specific policy related to Board diversity, the Board seeks nominees with a broad diversity of experience, expertise and backgrounds. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and meet its objectives. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

Board Leadership Structure

The Board is led by Jeffrey E. Eberwein, our Chairman of the Board since November 2013. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s shareholders at this time. This structure permits the Chief Executive Officer to focus exclusively on the management of our day-to-day operations and the Board to provide appropriate oversight.

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Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which covers a wide range of business practices and procedures and is intended to ensure to the greatest extent possible that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is consistent with how we have always conducted our business and applies to all of our directors, officers and other employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Ethics is publicly available on our website at http://atrmcompanies.com/about-us-governance-documentation. We intend to promptly disclose on our website any grant of waivers from or amendments to a provision of the Code of Ethics following such amendment or waiver.

Shareholder Communications with the Board

Any shareholder wishing to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

Aetrium Incorporated

2350 Helen Street

North St. Paul, MN 55109

All communications that are reasonably related to the Company or its business will be directed by the Corporate Secretary to the Board, or particular Board members, not later than the next regularly scheduled meeting of the Board. Notwithstanding the foregoing, the Corporate Secretary has the authority to discard or disregard or take other appropriate actions with respect to any inappropriate communications, such as unduly hostile, illegal or threatening communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and shareholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

Aetrium Incorporated

2350 Helen Street

North St. Paul, MN 55109

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Audit Committee Report

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2013 with both management and Boulay PLLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2013 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Boulay PLLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Boulay PLLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2013 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Boulay PLLP.

Boulay PLLP provided a report to the Audit Committee describing Boulay PLLP’s internal quality-control procedures and related matters. Boulay PLLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Boulay PLLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Boulay PLLP its independence. When considering Boulay PLLP’s independence, the Audit Committee considered, among other matters, whether Boulay PLLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Boulay PLLP. All audit and permissible non-audit services in 2013 and 2012 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

AUDIT COMMITTEE

Galen Vetter (Chairman)
Alfred John Knapp, Jr.
Morgan P. Hanlon

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Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2013 and December 31, 2012 earned by our named executive officers:

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Daniel M. Koch President and Chief Executive Officer	2013 2012	128,743 26,636	— —	— —	— 11,000	— —	— —	— —	128,743 37,636

Paul H. Askegaard Chief Financial Officer, Treasurer and Secretary	2013 2012	138,280 138,280	— —	— —	— 18,000	— —	— —	— —	138,280 156,280

Joseph C. Levesque Former President and Chief Executive Officer	2013 2012	141,077 17,962	— —	— —	— 25,000	— —	— —	— 122,038	141,077 165,000

(1)	Mr. Koch rejoined the Company as its Vice President—Marketing in October of 2012 after a two year absence. Mr. Koch was appointed president and chief executive officer effective November 15, 2013. Mr. Askegaard was appointed secretary effective November 15, 2013 and chief financial officer effective December 23, 2013. Mr. Levesque resigned from the positions of president and chief executive officer effective November 15, 2013 and remained an employee until his retirement effective December 31, 2013. Previously, Mr. Levesque retired as chief executive officer effective December 31, 2010, and resumed the positions of president and chief executive officer effective November 28, 2011.

(2)	The fair value of option awards are computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation,” but exclude the impact of assumed forfeiture rates. Represents the grant date fair value of stock option awards granted in fiscal year 2012. No stock option awards were granted in fiscal year 2013.

(3)	For Mr. Levesque, represents the fair value of deferred compensation earned by Mr. Levesque, payable in 2013. See “Deferred Compensation Arrangement” below.

Outstanding Equity Awards at December 31, 2013

The following table sets forth equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($) (1)	Option Expiration Date
Daniel M. Koch	5,500	(2)	—	—	6.10	11/01/2017

Paul H. Askegaard	3,000	(3)	—	—	23.50	8/26/2015
	5,500	(4)	—	—	7.75	3/19/2017
	2,500	(5)	—	—	5.20	11/20/2017

Joseph C. Levesque	1,250	(3)	—	—	23.50	3/31/2014
	7,187	(4)	—	—	7.75	3/31/2014

(1)	All option share and exercise price amounts reflect the one-for-10 reverse stock split we implemented effective October 11, 2013.

(2)	The stock option was granted on November 1, 2012. The stock option became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with a shareholder group that triggered an accelerated vesting provision in Mr. Koch’s Change of Control Agreement (as defined below).

(3)	The stock option was granted on August 26, 2010. The stock option for Mr. Askegaard became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with a shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s Change of Control Agreement. As a result of Mr. Levesque’s retirement effective December 31, 2013, the unvested portion of his option was forfeited at that date and the remaining outstanding options expired on March 31, 2014.

(4)	The stock option was granted on March 19, 2012. The stock option for Mr. Askegaard became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with a shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s Change of Control Agreement. As a result of Mr. Levesque’s retirement effective December 31, 2013, the unvested portion of his option was forfeited at that date and the remaining outstanding options expired on March 31, 2014.

(5)	The stock option was granted on November 20, 2012. The stock option became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with a shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s Change of Control Agreement.

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Potential Payments Upon Termination or Change of Control

Effective as of January 6, 2004, or upon their later employment, we entered into Change of Control Agreements (each a “Change of Control Agreement”) with certain of our executives, including the named executive officers, that provide for severance pay and other benefits in the event of a change of control. The Change of Control Agreements provide for severance payments of two times the executive’s annual base salary in the event the executive’s employment is terminated, either voluntarily with “good reason” or involuntarily, during the two-year period following a change of control. The severance payments are to be made over 24 months following the date of employment termination according to our regular payroll practices and policies. An executive receiving severance payments is also entitled to reimbursement of the employer portion of group medical and group dental premiums under COBRA continuation coverage. The Change of Control Agreements also provide for immediate vesting of all unvested options outstanding to the executive upon a change of control. In January 2008, the Change of Control Agreements were amended to conform to Section 409A of the Internal Revenue Code.

For purposes of the Change of Control Agreements, a change of control was deemed to occur upon:

●	the sale or other transfer of all or substantially all of our assets;

●	the approval by our shareholders of a liquidation or dissolution of the company;

●	any person, other than a bona fide underwriter, becoming the owner of more than 40% of our outstanding shares of Common Stock;

●	a merger, consolidation or exchange involving the company, but only if our shareholders prior to such transaction own less than 65% of the combined voting power of the surviving or acquiring entity following the transaction; or

●	the “continuity” members of our board, being the incumbent members of our board as of the end of 2012 and future members of our board who were approved by at least a majority of our continuity members, ceasing to constitute at least a majority of the board.

The Change of Control Agreement with Mr. Levesque terminated upon his initial retirement in December 2010.

Effective March 13, 2013, we entered into an agreement with Concerned Aetrium Shareholders, a shareholder group, pursuant to which our Board was reconstituted to include three incumbent directors and three members of the shareholder group. This was deemed to constitute a change of control under the Change of Control Agreements, resulting in unvested options to purchase a total of 25,772 shares of our Common Stock held by executives becoming immediately and fully exercisable pursuant to the terms of the Change of Control Agreements.

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Retirement Benefits

In November 2010, the Compensation Committee approved retirement benefits for Mr. Levesque and our then-existing chief administrative officer equal to approximately 1.2 times their annual base salaries to be paid over the first two years of their respective retirements. In arriving at its decision, the Compensation Committee took into consideration contributions of such officers to the successes of the Company, the structuring and implementation by such officers of management succession to assure continuity and a smooth executive management transition, severance benefits we have paid to departing division general managers, data on retirement benefits to top executive management at companies considered by the Compensation Committee as our industry peer group, and informal advice of employment consultants that the retirement benefits are comfortably within industry norms for retirement benefits to top executive management. Mr. Levesque’s retirement benefit was paid during fiscal years 2011 and 2012 following his initial retirement in 2010. The retirement benefit payments for our former chief administrative officer, who retired in December 2012, commenced in July 2013 and will continue through fiscal year 2014.

Deferred Compensation Arrangement

Upon Mr. Levesque’s resumption of his positions as our president and chief executive officer in November 2011, we entered into an agreement with him to defer the payment of a majority of his base salary earned through December 2012. The deferred amounts were paid in bi-weekly installments during 2013 and there were no outstanding deferred payments at December 31, 2013. We have no general policy or program for deferred compensation.

Compensation of Non-Employee Directors

The following table sets forth the cash and non-cash compensation for our fiscal year ended December 31, 2013 awarded to or earned by our directors other than the named executive officers.

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Douglas L. Hemer	76,840	—	—	—	—	11,890	88,730
Darnell L. Boehm	—	—	—	—	—	1,241	1,241
Daniel A. Carr	—	—	—	—	—	3,367	3,367

(1)	Mr. Carr served as a member of our Board during 2013 until he resigned effective March 13, 2013. Messrs. Hemer and Boehm served as members of our Board during 2013 until they resigned effective November 15, 2013. Messrs. Eberwein and Vetter are not included in this table because they did not receive any compensation for their services as members of the Board during fiscal year 2013.

(2)	For Mr. Hemer, represents amounts paid for legal assistance during fiscal year 2013.

(3)	Represents premiums and health reimbursement account contributions paid for Mr. Boehm and his family and Mr. Carr and his family under our medical and dental group insurance programs.

Directors’ Fees. At the present time, our directors receive no cash compensation for their services as members of the Board, although their out-of-pocket expenses incurred on our behalf are reimbursed.

Option Grants. There were no stock options granted to non-employee directors in fiscal year 2013.

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Shareholder Proposals

Proposals of shareholders intended to be presented at the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) must be received by the Company at its principal executive offices on or before [●], 2015 and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2015 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2015 Annual Meeting, if the Company does not have notice of a shareholder proposal on or before [●] 2015, the Company will be permitted to use its discretionary voting authority as outlined above.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,000, plus out-of-pocket expenses. We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Annual Report

The 2013 Form 10-K is being sent with this Proxy Statement to each shareholder and is available at [http://www.icommaterials.com/ATRM]. The 2013 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2013. The 2013 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

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Annex A

FORM OF AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

AETRIUM INCORPORATED

The following is the Amended and Restated Articles of Incorporation of Aetrium Incorporated (formerly, Automated Electronic Technology, Inc.), which supersede the Restated Articles of Incorporation filed with the State of Minnesota Department of State on July 29, 1987 and all amendments thereto.

ARTICLE 1
NAME

1.1 The name of the corporation shall be: Aetrium Incorporated (the “Corporation”).

ARTICLE 2
PURPOSE

2.1 The Corporation shall have general business purposes in accordance with the Minnesota Statutes, Chapter 302A (the “Act”).

ARTICLE 3
POWERS

3.1 The Corporation shall have all the powers granted or available under the Act.

ARTICLE 4
DURATION

4.1 The duration of the Corporation shall be perpetual.

ARTICLE 5
REGISTERED OFFICE

5.1 The registered office of the Corporation shall be located at 2350 Helen Street, North Saint Paul, Minnesota 55109.

ARTICLE 6
CAPITAL STOCK

6.1 Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue shall be Three Million Two Hundred Thousand (3,200,000), $0.001 par value per share, of which Three Million (3,000,000) shall be common voting shares and Two Hundred Thousand (200,000) shall be undesignated shares. The Board of Directors shall have the authority to issue any or all such shares and rights to shares in accordance with the Act. The common voting shares shall be of the same class and series with equal rights and preferences unless the Board of Directors shall establish one or more separate classes or series. The undesignated shares shall be issued in such classes or series and shall have such voting rights and preferences or restrictions, including without limitation, rights, preferences and restrictions as to redemption, distributions and conversion, as the Board of Directors may establish.

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6.2 Distribution of Class/Series. The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits or conversion of its outstanding shares.

6.3 Voting Rights. Each share of the Corporation shall be entitled to one (1) vote unless otherwise provided in the terms of the share. Cumulative voting for members of the Board of Directors shall not be allowed.

6.4 Preemptive Rights. The shareholders of the Corporation shall not have preemptive rights.

ARTICLE 7
BYLAWS

7.1 Bylaws. The Board of Directors shall have the authority to adopt, amend , or repeal the Bylaws of the Corporation subject to the power of the shareholders to adopt, amend or repeal such Bylaws.

ARTICLE 8
VOLUNTARY TRANSFER OF CORPORATE ASSETS/MERGER OR EXCHANGE

8.1 Shareholder Vote Requirement. A majority of all shareholders entitled to vote at any duly constituted meeting of the shareholders shall have the power to authorize the Board of Directors (1) to sell, lease, exchange or otherwise dispose of all or substantially all of the property and assets of the Corporation, including its good will, upon such terms and conditions and for such consideration as the Board of Directors deems advisable or (2) to adopt or reject an agreement of a merger or exchange.

ARTICLE 9
AMENDMENT TO ARTICLES

9.1 Shareholder Vote Requirement. A majority of all shareholders entitled to vote at any duly constituted meeting of the shareholders shall have the power to amend, alter or repeal these Amended and Restated Articles of Incorporation to the extent and the manner prescribed by the laws of the State of Minnesota.

ARTICLE 10
INDEMNIFICATION

10.1 Indemnification. The Corporation shall indemnify to the fullest extent authorized or permitted by law (as now or hereafter in effect) any person made or threatened to be made a party to or witness in any threatened, pending, or completed civil, criminal, administrative, arbitration, or investigative proceeding, including a proceeding by or in the right of the Corporation, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Corporation, or by reason of the fact that such director, officer or employee, while a director, officer or employee of the Corporation, is or was serving at the request of the Corporation, or whose duties as a director, officer or employee involve or involved service, as a director, officer, partner, trustee or agent of another organization or employee benefit plan, against all judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements. The Corporation may but shall not be required to indemnify agents of the Corporation other than directors, officers and employees to the fullest extent permitted by law as determined by the Board of Directors from time to time. Any repeal or modification of this Article 10 shall be prospective only, and shall not adversely affect any right to indemnification or protection of a director, officer or employee of the Corporation existing at the time of such repeal or modification.

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ARTICLE 11
LIMITATION ON LIABILITY

11.1 Limitation on Liability of Directors. No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided however, that this Article 11 shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) based upon the payment of an improper dividend or an improper acquisition of the Corporation’s share under Section 302A.559 of the Act or upon violations of the state securities laws under Section 80A.23 of the Minnesota Statues, or (iv) for any transaction from which the director derived an improper personal benefit. If the Act is amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the Act, as so amended. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE 12
PROTECTION OF TAX BENEFITS

12.1 Definitions. As used in this Article 12, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

(i) “4.99-percent Transaction” means any Transfer described in clause (i) or (ii) of paragraph (b) of this Article 12.

(ii) “4.99-percent Shareholder” means a Person or group of Persons that is a “5-percent shareholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

(iii) “Agent” has the meaning set forth in paragraph (e) of this Article 12.

(iv) “Board of Directors” means the board of directors of the Corporation.

(v) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(vi) “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.

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(vii) “Effective Date” means the date of filing of these Amended and Restated Articles of Incorporation of the Corporation with the Office of the Minnesota Secretary of State.

(viii) “Excess Securities” has the meaning set forth in paragraph (d) of this Article 12.

(ix) “Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article 12 is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with paragraph (l) of this Article 12.

(x) “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

(xi) “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

(xii) “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(xiii) “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article 12.

(xiv) “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).

(xv) “Purported Transferee” has the meaning set forth in paragraph (d) of this Article 12.

(xvi) “Remedial Holder” has the meaning set forth in paragraph (g) of this Article 12.

(xvii) “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).

(xviii) “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

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(xix) “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(xx) “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(xxi) “Transferee” means any Person to whom Corporation Securities are Transferred.

(xxii) “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

12.2 Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article 12 any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.99-percent Shareholder or (ii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Shareholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article 12 in respect of such transaction.

12.3 Exceptions.

(i) Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.

(ii) The restrictions set forth in paragraph (b) of this Article 12 shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this paragraph (c) of this Article 12, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article 12 through duly authorized officers or agents of the Corporation. Nothing in this paragraph (c) of this Article 12 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

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12.4 Excess Securities.

(i) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to paragraph (e) of this Article 12 or until an approval is obtained under paragraph (c) of this Article 12. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this paragraph (d) or paragraph (e) of this Article 12 shall also be a Prohibited Transfer.

(ii) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article 12, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article 12 as a condition to registering any transfer.

12.5 Transfer to Agent. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to paragraph (f) of this Article 12 if the Agent rather than the Purported Transferee had resold the Excess Securities.

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12.6 Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this paragraph (f) of this Article 12. In no event shall the proceeds of any sale of Excess Securities pursuant to this paragraph (f) of this Article 12 inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

12.7 Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer which does not involve a transfer of Corporation Securities within the meaning of Minnesota law but which would cause a 4.99-percent Shareholder to violate a restriction on Transfers provided for in this Article 12, the application of paragraphs (e) and (f) of this Article 12 shall be modified as described in this paragraph (g) of this Article 12. In such case, no such 4.99-percent Shareholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Shareholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Shareholder (such 4.99-percent Shareholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Shareholder, following such disposition, not to be in violation of this Article 12. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in paragraphs (e) and (f) of this Article 12, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Shareholder or such other Person. The purpose of this paragraph (g) of this Article 12 is to extend the restrictions in paragraphs (b) and (e) of this Article 12 to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this paragraph (g) of this Article 12, along with the other provisions of this Article 12, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

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12.8 Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to paragraph (e) of this Article 12 (whether or not made within the time specified in paragraph (e) of this Article 12), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this paragraph (h) of this Article 12 shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article 12 being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in paragraph (e) of this Article 12 to constitute a waiver or loss of any right of the Corporation under this Article 12. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article 12.

12.9 Liability. To the fullest extent permitted by law, any shareholder subject to the provisions of this Article 12 who knowingly violates the provisions of this Article 12 and any Persons controlling, controlled by or under common control with such shareholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

12.10 Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article 12 or the status of the Tax Benefits of the Corporation.

12.11 Legends. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article 12 bear the following legend:

“THE AMENDED AND RESTATED ARTICLES OF INCORPORATION (THE “ARTICLES OF INCORPORATION”) OF THE CORPORATION CONTAIN RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE ARTICLES OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT SHAREHOLDER (AS DEFINED IN THE ARTICLES OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE ARTICLES OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE Minnesota Business Corporation Act (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE ARTICLES OF INCORPORATION TO CAUSE THE 4.99-PERCENT SHAREHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE ARTICLES OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

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The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under paragraph (c) of this Article 12 also bear a conspicuous legend referencing the applicable restrictions.

12.12 Authority of Board of Directors.

(i) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article 12, including, without limitation, (1) the identification of 4.99-percent Shareholders, (2) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.99-percent Shareholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to paragraph (f) of this Article 12, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article 12. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article 12 for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article 12.

(ii) Nothing contained in this Article 12 shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its shareholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article 12, (3) modify the definitions of any terms set forth in this Article 12 or (4) modify the terms of this Article 12 as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Shareholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(iii) In the case of an ambiguity in the application of any of the provisions of this Article 12, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article 12 requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article 12. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article 12. The Board of Directors may delegate all or any portion of its duties and powers under this Article 12 to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article 12 through duly authorized officers or agents of the Corporation. Nothing in this Article 12 shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

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12.13 Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article 12. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any shareholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

12.14 Benefits of this Article 12. Nothing in this Article 12 shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article 12. This Article 12 shall be for the sole and exclusive benefit of the Corporation and the Agent.

12.15 Severability. The purpose of this Article 12 is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article 12 or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article 12.

12.16 Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article 12, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

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Annex B

TAX BENEFIT PRESERVATION PLAN

Dated as of February 13, 2014

by and between

AETRIUM INCORPORATED

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

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EXHIBITS

Exhibit A	Form of Certificate of Designation of Series A Junior Participating Preferred Stock

Exhibit B	Form of Rights Certificate

Exhibit C	Form of Summary of Rights

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TAX BENEFIT PRESERVATION PLAN

This TAX BENEFIT PRESERVATION PLAN (this “Plan”), dated as of February 13, 2014, is by and between Aetrium Incorporated, a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”). All capitalized terms used in this Plan have the meanings given thereto in Section 1.

RECITALS

WHEREAS, on February 13, 2014 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted this Plan and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share outstanding as of the Close of Business on February 24, 2014 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as such number may be adjusted pursuant to the provisions of this Plan) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein;

WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Plan) with respect to each Common Share that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the (a) Distribution Date and (b) Expiration Date, and in certain circumstances after the Distribution Date;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as hereinafter defined) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its shareholders, and the Company believes that it is in the best interests of the Company and its shareholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

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(a) “Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but shall not include (i) any Exempt Person; or (ii) any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless upon becoming the Beneficial Owner of such additional Common Shares, such Existing Holder does not Beneficially Own 4.99% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person will be deemed to be an Acquiring Person as the result of an acquisition of Common Shares by an Exempt Person that, by reducing the number of Common Shares then outstanding, increases the proportionate number of Common Shares that are Beneficially Owned by such Person to 4.99% or more of the Common Shares then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 4.99% or more of the Common Shares then outstanding solely as the result of a reduction in the number of Common Shares then outstanding due to an acquisition of Common Shares by an Exempt Person and, after such acquisition by such Exempt Person, becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person does not Beneficially Own 4.99% or more of the Common Shares then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the Common Shares that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Plan) and without any intention of changing or influencing control of the Company, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such Common Shares) as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

(b) “Adjustment Shares” has the meaning set forth in Section 11(a)(ii).

(c) “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Stock or other securities (i) would be deemed owned constructively or indirectly by such first Person for purposes of Section 382; (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included; or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be an Affiliate or Associate of another Person solely because either or both such Persons are or were directors of the Company.

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(d) A Person will be deemed the “Beneficial Owner” of, and will be deemed to “Beneficially Own,” any securities:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; or (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Shares until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; provided, further, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(d)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); or

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(iii) that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to Section 1(d)(ii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company.

Notwithstanding anything in this Plan to the contrary, to the extent not within the foregoing provisions of this Section 1(e), a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and Treasury Regulations thereunder.

(e) “Board” has the meaning set forth in the recitals at the beginning of this Plan.

(f) “Book Entry Shares” has the meaning set forth in Section 3(a).

(g) “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

(h) “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(i) “Code” has the meaning set forth in the recitals at the beginning of this Plan.

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(j) “Common Shares” means, unless otherwise specified, the shares of common stock, par value $0.001 per share, of the Company. When used with reference to any Person other than the Company, Common Shares means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first-mentioned Person.

(k) “Common Share Equivalents” has the meaning set forth in Section 11(a)(iii).

(l) “Company” has the meaning set forth in the preamble hereto, subject to the terms of Section 13(a).

(m) “Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to Section 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights), or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 Trading Day or 10 Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York City time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York City time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board will be used, which determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Preferred Shares cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Preferred Shares will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Shares as determined pursuant to this Section 1(m) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Shares occurring after the Rights Dividend Declaration Date). If the Security (other than the Preferred Shares) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per share as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.

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(n) “Current Exchange Value” means the product of the Current Per Share Market Price of Common Shares on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of Common Shares for which the Right would otherwise be exchangeable (without regard to whether there were sufficient Common Shares available therefor).

(o) “Current Value” means the value of the Adjustment Shares issuable upon the exercise of a Right.

(p) “Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10th Business Day (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person, in either case other than pursuant to a Qualified Offer; provided, however, that if any tender or exchange offer referred to in clause (ii) of this Section 1(p) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any Common Shares pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.

(q) “Equivalent Shares” means any class or series of capital stock of the Company having the same rights, privileges and preferences as the Preferred Shares.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Determination” has the meaning set forth in Section 24(a).

(t) “Exchange Ratio” has the meaning set forth in Section 24(a).

(u) “Exemption Request” has the meaning set forth in Section 25(a).

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(v) “Exempt Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities; (ii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company; or (iii) any Person deemed to be an “Exempt Person” in accordance with Section 25(a) or (b).

(w) “Exercise Price” has the meaning set forth in Section 4(a).

(x) “Existing Holder” means any Person who or that, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.99% or more of the Common Shares then outstanding. Notwithstanding anything to the contrary in this Plan, any Existing Holder who, together with all Affiliates and Associates of such Person, becomes at any time the Beneficial Owner of less than 4.99% of the Common Shares then outstanding will cease to be an Existing Holder and will be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.

(y) “Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (v) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (vi) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Plan and the Rights are no longer in the best interests of the Company and its shareholders.

(z) “Final Expiration Date” means the date upon which the Rights expire and will be the earlier of (i) 5:00 p.m., New York time, on the date that the votes of the shareholders of the Company, with respect to the Company’s 2014 Annual Meeting of Shareholders are certified, unless the continuation of the Rights is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and voting on such matter at the Company’s 2014 Annual Meeting of Shareholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 5:00 p.m., New York time, on February 13, 2017.

(aa) “NASDAQ” means The NASDAQ Stock Market LLC.

(bb) “Original Rights” has the meaning set forth in Section 1(d)(i).

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(cc) “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a “coordinated acquisition” of Common Shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations.

(dd) “Plan” has the meaning set forth in the preamble hereto.

(ee) “Post-Event Transferee” has the meaning set forth in Section 7(e).

(ff) “Pre-Event Transferee” has the meaning set forth in Section 7(e).

(gg) “Preferred Shares” means shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company and, to the extent that there are not a sufficient number of shares of Preferred Shares authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Shares.

(hh) “Principal Party” has the meaning set forth in Section 13(b).

(ii) “Record Date” has the meaning set forth in the recitals at the beginning of this Plan.

(jj) “Redemption Date” has the meaning set forth in Section 23(a).

(kk) “Redemption Price” has the meaning set forth in Section 23(a).

(ll) “Requesting Person” has the meaning set forth in Section 24(d).

(mm) “Right” has the meaning set forth in the recitals at the beginning of this Plan.

(nn) “Rights Agent” has the meaning set forth in the preamble hereto.

(oo) “Rights Certificate” means a certificate substantially in the form attached hereto as Exhibit B.

(pp) “Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Plan.

(qq) “Section 11(a)(ii) Event” means any event described in Section 11(a)(ii).

(rr) “Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).

(ss) “Section 13 Event” means any event described in clause (i), (ii) or (iii) of Section 13(a).

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(tt) “Section 382” means Section 382 of the Code or any successor or replacement provision and the Treasury Regulation promulgated thereunder.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Security” has the meaning set forth in Section 1(m).

(ww) “Shares Acquisition Date” means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.

(xx) “Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.

(yy) “Stock” means with respect to any Person, such Person’s (i) common shares; (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code); and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).

(zz) “Subsequent Transferee” has the meaning set forth in Section 7(e).

(aaa) “Subsidiary” of any Person means any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.

(bbb) “Substitution Period” has the meaning set forth in Section 11(a)(iii).

(ccc) “Summary of Rights” means a summary of this Plan substantially in the form attached hereto as Exhibit C.

(ddd) “Tax Benefits” means net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers or any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382.

(eee) “Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.

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(fff) “Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.

(ggg) “Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.

(hhh) “Trust” has the meaning set forth in Section 24(b)(ii).

(iii) “Trust Agreement” has the meaning set forth in Section 24(b)(ii).

(jjj) “Waiver Request” has the meaning set forth in Section 25(b).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon 10 days prior written notice to the Rights Agent. If the Company appoints one or more co-rights agents, then the respective duties of the Rights Agent and such co-rights agents will be as the Company determines. The Rights Agent will have no duty to supervise, and will in no event be liable for the acts or omissions of, any co-rights agent.

Section 3. Issuance of Rights Certificates.

(a) Rights Evidenced by Certificates for Common Shares and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for Common Shares registered in the names of the holders thereof or, in the case of uncertificated Common Shares registered in book entry form (“Book Entry Shares”), by notation in accounts reflecting the ownership of such Common Shares (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) (by mailing, in accordance with Section 26 or by such means as may be selected by the Company) to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Shares, as applicable, one or more Rights Certificates evidencing one Right for each Common Share so held, subject to adjustment as provided herein. Issuance of a Rights Certificate to any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are issued to any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Shares, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent), as applicable, will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

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(b) Summary of Rights; Outstanding Common Shares. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Shares and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Shares will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Shares in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Shares. Notwithstanding anything to the contrary in this Plan, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Shares (including any Common Shares issued pursuant to an exchange) at any time thereafter.

(c) Legend. Rights will be issued in respect of all Common Shares that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Common Shares will also be deemed to be certificates for Rights, and will bear the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX PRESERVATION BENEFIT PLAN, DATED AS OF FEBRUARY 13, 2014, BETWEEN AETRIUM INCORPORATED (THE “COMPANY”) AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “RIGHTS PLAN”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS PLAN, SUCH RIGHTS (AS DEFINED IN THE RIGHTS PLAN) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS PLAN WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS PLAN, RIGHTS THAT ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS PLAN) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE RIGHTS PLAN) OR ASSOCIATES (AS DEFINED IN THE RIGHTS PLAN) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERRABLE.

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With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for Common Shares or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the Common Shares represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares, (ii) the registered holders of the Common Shares will also be the registered holders of the associated Rights and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary or Rights) will also constitute the transfer of the Rights associated with the Common Shares represented thereby. Notwithstanding this Section 3(c), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement other than this Plan or the failure to provide notice thereof will not affect the enforceability of any part of this Plan or the rights of any holder of Rights.

(d) Acquisitions of Rights by the Company. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, any Rights associated with such Common Shares will be deemed cancelled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.

Section 4. Form of Rights Certificates.

(a) Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof) will be substantially in the form of Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, responsibilities and liabilities of the Rights Agent) and are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as will be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a Preferred Share, the “Exercise Price”), but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided herein.

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(b) Certain Legends. Any Rights Certificate issued pursuant to Section 3(a), Section 11(h) or Section 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or (v) any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent feasible) the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS PLAN.

(c) Uncertificated Rights. Notwithstanding anything to the contrary in this Plan, the Company and the Rights Agent may amend this Plan to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

Section 5. Countersignature and Registration.

(a) Countersignature. The Rights Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, which execution will be attested to by the Secretary or an Assistant Secretary of the Company, in each case either manually or by facsimile signature, and will have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates will be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such a director or officer.

(b) Transfer Books. Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.

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Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, in each case as the Company or the Rights Agent reasonably requests. Thereupon, subject to Section 4(b), Section 7(e), Section 14 and Section 24, the Rights Agent will countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Right Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Plan related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.

(b) Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.

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Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a) Exercise of Rights. Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

(b) Price. The Exercise Price for each one one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right is initially $30.00 and is subject to adjustment from time to time as provided in Section 11 or Section 13, and is payable in accordance with Section 7(c).

(c) Payment. Except as otherwise provided in this Plan, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), the Rights Agent will, subject to Section 7(f) and Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company has elected to deposit the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates for the Preferred Shares (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company hereby irrevocably directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with Section 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares, pay cash or distribute other property pursuant to Section 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

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(d) Partial Exercise. If the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of Section 14.

(e) Prohibited Issuances. Notwithstanding anything to the contrary in this Plan, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a “Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Plan or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Plan (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become void pursuant to this Section 7(e) or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Plan and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.

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(f) Information Concerning Ownership. Notwithstanding anything to the contrary in this Plan, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.

(g) Board Review of this Plan. A committee of the Board, comprised only of directors who have been determined by the Board to be independent under NASDAQ listing standards, must review this Plan at least annually in order to consider whether the maintenance of this Plan continues to be in the best interests of the Company and its shareholders. Following each such review, such committee must report its findings and conclusions to the full Board, including any recommendation in light thereof as to whether this Plan should be modified or the Rights should be redeemed.

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Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, will be cancelled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been cancelled or destroyed by the Rights Agent. The Rights Agent must maintain such electronic or physical records for the time period required by applicable law. The Rights Agent must deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy, or cause to be destroyed, such cancelled Rights Certificates, and in such case must deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical records relating to Rights Certificates so cancelled or destroyed by the Rights Agent).

Section 9. Reservation and Availability of Preferred Shares.

(a) Reservation. The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities, or out of its authorized and issued shares held in treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) Listing. So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, then the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend, from time to time for a period not to exceed 120 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

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(d) Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.

(e) Taxes and Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Preferred Share, Common Share or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s satisfaction that no such tax or charge is due. The foregoing also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.

Section 10. Record Date for Securities Issued. Each Person in whose name any certificate for a number of one one-thousandths of a Preferred Share (or any other security of the Company, including Common Shares) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional Preferred Share (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional Preferred Shares (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is not entitled to any rights of a holder of Preferred Shares (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) Certain Events.

(i) Certain Adjustments to Preferred Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides or splits the outstanding Preferred Shares, (C) combines or consolidates the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Shares or capital stock of the Company, as the case may be, issuable on such date, will be proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Preferred Shares or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Preferred Shares transfer books of the Company were open), such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).

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(ii) Exercise of Rights Following Certain Events. Subject to Section 23 and Section 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a), then promptly following the occurrence of such event each holder of a Right, except as provided below and in Section 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50% of the Current Per Share Market Price for Common Shares on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”); provided, however, that the Exercise Price and the number of Common Shares so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e). In the event that a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to Section 26, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this Section 11(a)(ii) applies.

(iii) Insufficient Common Shares. In the event that the number of Common Shares that are authorized by the Company’s Amended and Restated Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), or if any necessary regulatory or shareholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the Spread and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Shares, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Shares (such shares or units of shares of preferred stock, “Common Share Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, Common Shares (to the extent available and except to the extent that the Company has not obtained any necessary shareholder or regulatory approval for such issuance) and such number or fractions of Preferred Shares and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary shareholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 120 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek shareholder approval for the authorization of such additional Common Shares or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this Section 11(a)(iii), the Company (a) will provide, subject to Section 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such shareholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares will be the Current Per Share Market Price of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any Common Share Equivalent will be deemed to have the same value as the Common Shares on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

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(b) Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares or Equivalent Shares, or securities convertible into Preferred Shares or Equivalent Shares, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Preferred Shares or Equivalent Shares) less than the Current Per Share Market Price of the Preferred Shares on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Preferred Shares or Equivalent Shares, as the case may be, that the aggregate offering price of the total number of Preferred Shares or Equivalent Shares, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which shall be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Preferred Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Preferred Shares and Equivalent Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

(c) Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Current Per Share Market Price of a Preferred Share on such record date, less the fair market value per Preferred Share (as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which shall be such Current Per Share Market Price of a Preferred Share on such record date; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d) Insignificant Changes. Notwithstanding anything to the contrary in this Plan, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this Section 11 must be made to the nearest cent or to the nearest ten-millionth of a Preferred Share or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(d), any adjustment required by this Section 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

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(e) Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Preferred Shares, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(g), Section 11(h), Section 11(i), Section 11(j), Section 11(k) and Section 11(l), and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Shares will apply on like terms to any such other shares.

(f) Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a Preferred Share (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Preferred Shares (calculated to the nearest ten-millionth of a Preferred Share) obtained by (i) multiplying (A) the number of one one-thousandths of a Preferred Share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h) Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

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(i) Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a Preferred Share and the number of one one-thousandths of a Preferred Share that were expressed in the initial Rights Certificates issued hereunder.

(j) Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a Preferred Share at such adjusted Exercise Price.

(k) Deferred Issuance. In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(l) Reduction in Exercise Price. Notwithstanding anything to the contrary in this Section 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares or Common Shares, (ii) issuance wholly for cash of any Preferred Shares or Common Shares at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or Common Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares or Common Shares, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this Section 11 hereafter made by the Company to holders of Preferred Shares or Common Shares is not be taxable to such shareholders.

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(m) No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 26, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n) Certain Adjustments to Common Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, (i) declares or pays a dividend on the Common Shares payable in Common Shares, (ii) subdivides or splits the outstanding Common Shares (other than by the payment of dividends payable in Common Shares), (iii) combines or consolidates the outstanding Common Shares (by reverse stock split or otherwise) into a lesser number of Common Shares or (iv) issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 or Section 7(e): (A) each Common Share (or shares of capital stock issued in such reclassification of the Common Shares) outstanding immediately following such time will have associated with it the number of Rights as were associated with one Common Share immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to such event and the denominator of which shall be the total number of Common Shares outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each Common Share that becomes outstanding after an adjustment has been made pursuant to this Section 11(n) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one Common Share has associated with it immediately following the adjustment made pursuant to this Section 11(n). If an event occurs that would require an adjustment pursuant to both this Section 11(n) and Section 11(a)(ii), then the adjustment provided for in this Section 11(n) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

(o) Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by Section 11(n), in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Shares (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.

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Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company must promptly (a) prepare a certificate setting forth such adjustment or describing such event and providing a brief statement of the facts and computations accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Common Shares or Preferred Shares a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) Certain Transactions. In the event that, following a Shares Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) and the Company is not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property, or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with Section 11(m)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in Section 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Plan, and in lieu of Preferred Shares, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable Common Shares of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Exercise Price” for each Right and for all purposes of this Plan) by 50% of the Current Per Share Market Price of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event; provided, however, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; (E) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof, the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).

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(b) Principal Party. For purposes of this Plan, the term “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a) (A) the Person that is the issuer of the securities into which the Common Shares are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Shares have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Shares have the greatest aggregate market value of shares outstanding, (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives) or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in the case of each of clause (i) and (ii) of this Section 13(b), if the Common Shares of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to such other Person, (y) a direct or indirect Subsidiary of more than one Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding, or (z) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case must bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c) Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved Common Shares to permit the exercise in full of the Rights in accordance with this Section 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this Section 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Plan in accordance with Section 13(a) and Section 13(b), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Plan (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:

(i) prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

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(ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and

(iv) take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

(d) Prohibited Transactions.

(i) Notwithstanding anything to the contrary in this Plan, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Shares or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Shares or common stock equivalents of the Principal Party at less than such Current Per Share Market Price, or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Shares of the Principal Party pursuant to the provisions of this Section 13, then the Company hereby agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been cancelled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.

(ii) Notwithstanding anything to the contrary in this Plan, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Shares or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the shareholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

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(e) Continued Applicability. The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not theretofore been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

Section 14. Fractional Rights and Fractional Shares.

(a) Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in Section 11(n)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b) Cash in Lieu of Fractional Preferred Shares. The Company will not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preferred Share. For purposes of this Section 14(b), the current market value of one one-thousandth of a Preferred Share will be one one-thousandth of the Current Per Share Market Price of a Preferred Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(c) Cash in Lieu of Fractional Common Shares. The Company is not required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(c), the current market value of a Common Share will be the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(d) Waiver of Fractional Rights. Except as permitted by this Section 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.

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(e) Procedure for Payment. Whenever a payment for fractional Rights, Preferred Shares or Common Shares is to be made by the Rights Agent pursuant to this Plan, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto, and will not be deemed to have knowledge of any payment for fractional Rights, Preferred Shares or Common Shares pursuant to this Plan unless and until the Rights Agent has received such certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Plan, except those rights of action given to the Rights Agent pursuant to Section 18, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Common Shares), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Plan or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations of any Person (including the Company) subject to this Plan, and injunctive relief against actual or threatened breaches or violations of this Plan by any Person (including the Company), in each case without having to post a bond.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate for Common Shares or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate for Common Shares or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to Section 7(e)) will be affected by any notice to the contrary;

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(d) notwithstanding anything to the contrary in this Plan, neither the Company nor the Rights Agent will have any liability to any holder of a Right (or a beneficial interest in a Right) or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations pursuant to this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;

(e) Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and

(f) this Plan may be supplemented or amended from time to time in accordance with Section 26.

Section 17. Holder of Rights Certificate Not Deemed to be a Shareholder. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as specifically provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, the reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented fees of its outside counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties pursuant to this Plan, including the costs and expenses of defending against any claim of liability and appealing any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 and Section 20 will survive the termination or expiration of this Plan, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

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(b) Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan, and the exercise and performance of its duties pursuant to this Plan, in reliance upon any (i) Rights Certificate, (ii) certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be duly executed and, where necessary, verified or acknowledged, by the proper Person, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice hereunder (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

Section 19. Merger, Consolidation or Change of Name of Rights Agent.

(a) Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto so long as such Person is eligible for appointment as a successor Rights Agent pursuant to the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Plan, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. If at the time that such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of any predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

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(b) Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not have been countersigned, then the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform the duties and obligations imposed by this Plan (and no implied duties or obligations) upon the following terms and conditions, all of which the Company and the holders of Rights Certificates, by their acceptance thereof, will be bound:

(a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

(b) Whenever in the performance of its duties pursuant to this Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered or omitted to be taken by it pursuant to the provisions of this Plan in reliance upon such certificate.

(c) The Rights Agent will be liable hereunder to the Company and any other Person only for its and its directors’, officers’, employees’, Affiliates’, agents’, advisors’ and representatives’ own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent. In no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage.

(d) The Rights Agent will not be liable hereunder for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.

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(e) The Rights Agent will not (i) have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights (except, in each case, its countersignature thereof, if applicable); (ii) be responsible for any change in the exercisability or exchangeability of Rights (including certain Rights becoming null and void pursuant to Section 7(e)), except with respect to the exercise of Rights evidenced by Rights Certificates after notice of such change has been provided by the Company; (iii) be responsible for any breach by the Company of any covenant or condition contained in this Plan or any Rights Certificate; (iv) be responsible for (A) any adjustment or change required pursuant to Section 3, Section 11, Section 13, Section 23 or Section 24, (B) the manner, method or amount of any such adjustment or change or (C) ascertaining the existence of facts that would require any such adjustment or change (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such adjustment or change); (v) be responsible for any determination by the Board of the Current Per Share Market Price of any security pursuant to this Plan; or (vi) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any such securities will, when issued, be duly and validly authorized and issued and fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Plan.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any of the Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, and it is authorized to apply to any such director or officer for advice or instructions in connection with its duties pursuant to this Plan. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such director or officer or for any delay in acting while waiting for those instructions. The Rights Agent will be fully and completely authorized and protected in relying on the latest-dated instructions received from any such director or officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Plan and the date on or after which such action will be taken, suffered or omitted to be taken. The Rights Agent will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date must not be less than 10 Business Days after, but not including, the date on which any such director or officer of the Company actually receives such application, unless any such director or officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted to be taken.

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(h) The Rights Agent and any member, shareholder, director, officer, employee or Affiliate of the Rights Agent (in each case, other than an Acquiring Person) may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Plan. Nothing herein will preclude the Rights Agent or any such member, shareholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of Rights or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(j) No provision of this Plan requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than costs and expenses incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as the Rights Agent) or in the exercise of its rights if it reasonably believes, after consultation with counsel, that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l) From time to time after the Distribution Date, upon the written request of the Company, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates.

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Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Plan upon 30 days’ written notice to the Company (or such lesser notice as is acceptable to the Company), delivered to the Company in accordance with Section 26, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent). In the event that any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Plan, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon 30 days’ notice in writing to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Rights Agent in accordance with Section 26. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the resigning, removed or incapacitated Rights Agent must, upon the Company’s request, remit to the Company, or to any successor Rights Agent, all books, records, funds, certificates or other documents or instruments of any kind then in its possession that were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as the Rights Agent in accordance with its records retention policy. Following such removal, resignation or incapacity, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then such registered holder may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise corporate trust, stock transfer or shareholder services, is subject to supervision or examination by federal or state authorities and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), and deliver such notice to the holders of Rights Certificates in accordance with Section 26. Notwithstanding anything to the contrary in this Plan, failure to give any notice provided for in this Section 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Upon appointment, any successor Rights Agent will, unless the context requires otherwise, be deemed to be the Rights Agent for all purposes of this Plan.

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Section 22. Issuance of New Rights Certificates. Notwithstanding anything to the contrary in this Plan or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company will, with respect to Common Shares so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (a) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.

Section 23. Redemption.

(a) Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. The Company may, at its option, pay the Redemption Price in Common Shares (based on the Current Per Share Market Price of Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”

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(b) General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with Section 26; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to given, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board or of the redemption.

(c) Discharge of Obligations. Notwithstanding anything to the contrary in this Plan, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates will be void without any further action by the Company.

(d) Prohibited Purchases. Notwithstanding anything to the contrary in this Plan, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase or repurchase of Common Shares prior to the Distribution Date.

Section 24. Exchange.

(a) Exchange of Common Shares for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board is not empowered to effect an Exchange Determination at any time after any Person (other than any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).

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(b) Exchange Procedures.

(i) Immediately following an Exchange Determination and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights is to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) by mailing such notice, in accordance with Section 26; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of Common Shares for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive Common Shares in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any Common Shares (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any Common Shares (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Shares (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board or of such exchange.

(ii) The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Shares (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such Common Shares (or other consideration) are issued to the Trust, all shareholders then entitled to receive Common Shares (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

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(c) Insufficient Shares. In the event that there are not sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing Common Shares in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Shares, Preferred Shares, Equivalent Shares or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(c), then the Board may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional Common Shares or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(d) Cash in Lieu of Fractional Common Shares. In connection with an Exchange Determination, the Company will not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.

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Section 25. Process to Seek Exemption Prior to Trigger Event.

(a) Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Shares Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (iii) of Section 1(v) hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of shares of Common Shares that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

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(b) Waiver Subsequent to Shares Acquisition Date. The Board may, of its own accord or upon the request of a shareholder (a “Waiver Request”), subsequent to a Shares Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (iii) of Section 1(v) hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of Common Shares that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. The facts and circumstances with respect to the Triggering Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Triggering Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).

Section 26. Notice of Certain Events.

(a) Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company), (ii) offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) effect any share exchange, consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)), (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person, (vi) effect the liquidation, dissolution or winding up of the Company, (vii) declare or pay any dividend on the Common Shares payable in Common Shares or (viii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with Section 28, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Preferred Shares or Common Shares, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Shares or Common Shares, whichever is earlier.

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(b) Certain Events. If any Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to each holder of Rights Certificates a notice in accordance with Section 28 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to holders of Rights pursuant to Section 11(a)(ii) or Section 13, and (ii) all references in this Section 26 to Preferred Shares will thereafter be deemed to be references to Common Shares or, if appropriate, other securities.

Section 27. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

Aetrium Incorporated
2350 Helen Street
North St. Paul, MN 55109
Attn: Chief Financial Officer
Fax: (651) 704-1845

with a copy (which will not constitute notice) to:

Olshan Frome Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Attn: Adam W. Finerman
Fax: (212) 451-2222

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Subject to the provisions of Section 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company by the Rights Agent) as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attn: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of Common Shares) will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Common Shares. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Plan, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Plan and no other notice need be given.

Section 28. Supplements and Amendments. Prior to the occurrence of a Distribution Date, the Company may in its sole discretion supplement or amend this Plan in any respect without the approval of any holders of Rights Certificates, Preferred Shares or Common Shares, and the Rights Agent must, if the Company so directs, execute such supplement or amendment. From and after the occurrence of a Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation, (iii) shorten or lengthen any time period hereunder or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date; provided, however, that this Plan may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable; provided further, however, that the right of the Board to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent must execute such supplement or amendment and agrees that time is of the essence in connection with any supplement or amendment that it is directed to execute. Notwithstanding the foregoing, the Rights Agent will not be required to execute any such supplement or amendment that adversely affects its rights, duties, or obligations pursuant to this Plan. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of Common Shares.

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Section 29. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30. Determinations and Actions by the Board. The Board (or an authorized committee thereof) has the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or the Company pursuant hereto, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination as to whether to redeem the Rights or to amend this Plan). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights Certificates and all other Persons and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board to any liability to any Person, including the Rights Agent and the holders of Rights Certificates. In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.

Section 31. Benefits of this Plan. Nothing in this Plan may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) any legal or equitable right, remedy or claim pursuant to this Plan. This Plan is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares).

Section 32. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything to the contrary in this Plan, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, then the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board; provided further, however, that if such severed provision affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company.

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Section 33. Governing Law; Exclusive Jurisdiction.

(a) Governing Law. This Plan and each Right and Rights Certificate issued hereunder will be deemed to be a contract made pursuant to the laws of the State of Minnesota and for all purposes will be governed by and construed in accordance with the laws of the State of Minnesota applicable to contracts made and to be performed entirely within such State; except that the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York.

(b) Exclusive Jurisdiction.

(i) The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby irrevocably submits to the exclusive jurisdiction of the Second District Court of the State of Minnesota, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Minnesota, over any suit, action or proceeding arising out of or relating to or concerning this Plan. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each acknowledge that the forum designated by this Section 34(b)(i) has a reasonable relation to this Plan and to such Persons’ relationship with one another.

(ii) The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 34(b)(i) (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each undertake not to commence any action subject to this Plan in any forum other than the forum described in Section 34(b)(i). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

Section 34. Counterparts. This Plan and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Plan transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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Section 35. Descriptive Headings; Interpretation.

(a) Descriptive Headings. The table of contents and descriptive headings of the several Sections of this Plan are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.

(b) Interpretation.

(i) Unless otherwise indicated, all references herein to Sections or Exhibits will be deemed to refer to Sections or Exhibits of or to this Plan, as applicable. Any capitalized terms used in any Exhibit but not otherwise defined therein have the meaning set forth in this Plan. All Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Plan as if fully set forth herein.

(ii) Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, are deemed in each case to be followed by the words “without limitation.”

(iii) The words “hereof,” “herein, “herewith” and words of similar import will, unless otherwise stated, be constructed to refer to this Plan as whole and not to any particular provision of this Plan.

(iv) The word “or” is used in the inclusive sense of “and/or.” The terms “or,” “any” and “either” are not exclusive.

(v) Whenever the context may require, any pronouns used in this Plan include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns include the plural and vice versa.

(vi) Where a word or phrase is defined, each of its other grammatical forms has a corresponding meaning.

(vii) References to “$” are to the lawful currency of the United States of America.

Section 36. Costs of Enforcement. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Plan, then the Company or such Person must reimburse any registered holder of Rights Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Plan.

Section 37. Force Majeure. Notwithstanding anything to the contrary in this Plan, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

Section 38. USA PATRIOT Act. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the day and year first above written.

AETRIUM INCORPORATED

By:	/s/ Daniel M. Koch
Name:	Daniel M. Koch
Title:	President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Robert A. Buckley, Jr.
Name:	Robert A. Buckley, Jr.
Title:	Senior Vice President

[Signature Page to Tax Benefit Preservation Plan]

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EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATION
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
AETRIUM INCORPORATED

Pursuant to Section 302A.401 of the Minnesota Revised Statutes

The undersigned, Daniel M. Koch, does hereby certify that:

1. He is the duly elected and acting President and Chief Executive Officer of Aetrium Incorporated, a Minnesota corporation (the “Corporation”).

2. Pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Articles of Incorporation of the Corporation, on February 13, 2014, the Board adopted the following resolutions creating a series of preferred stock, par value $0.001 per share (“Preferred Stock”), of the Corporation designated as Series A Junior Participating Preferred Stock:

WHEREAS, the Amended and Restated Articles of Incorporation of the Corporation (the “Articles”), provides for 200,000 shares of undesignated stock, none of which are presently designated or authorized; and

WHEREAS, the Board is authorized to fix the voting rights and preferences or restrictions, including without limitation, rights, preferences and restrictions as to redemption, distributions and conversion, of any undesignated shares and the number of shares constituting any series and the designation thereof, of any of them; and

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority vested in the Board by the Articles, the Board does hereby provide for the issuance of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock.” The Series A Junior Participating Preferred Stock shall have a par value of $0.001 per share, and the number of shares constituting such series shall be 3,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Preferred Stock.

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Section 2. Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series A Junior Participating Preferred Stock (the “Rights Declaration Date”) (a) declare any dividend on the common stock of the Corporation, par value $0.001 per share (the “Common Stock”), payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Junior Participating Preferred Stock by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 3. Dividends and Distributions.

(a) Subject to Section 2 and to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to Section 2, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock.

(b) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event that no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

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Section 4. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Articles or the Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(c) Except as set forth herein or as required by law, the holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(d) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, then the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time as all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

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(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 4(d) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders; provided, however, that neither such voting right nor the right of the holders of any other series of Preferred Shares, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of at least one-third in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting of shareholders, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any shareholder or shareholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (d)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (d)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

(iv) In any default period, the holders of Common Stock and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (B) any vacancy in the Board may (except as provided in subparagraph (ii) of this Section 4(d)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 4(d) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.

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(v) Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (C) the number of directors shall be such number as may be provided for in the Articles or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (ii) of this Section 4(d) (such number being subject, however, to change thereafter in any manner provided by law or in the Articles or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.

Section 5. Certain Restrictions.

(a) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Junior Participating Preferred Stock as required by Section 3 hereof.

(b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 3 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

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(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series or classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

Section 6. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Articles or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 7. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted to reflect events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

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(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the Adjustment Number in effect immediately prior to such event by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Consolidation, Merger, etc. In the event that the Corporation shall enter into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or any other property (payable in kind), then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to Section 2) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 9. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 10. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 11. Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Articles nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 12. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

* * *

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation in accordance with the foregoing resolution and the provisions of Minnesota law.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation this 13th day of February 2014.

Name:	Daniel M. Koch
Title:	President and Chief Executive Officer

B-62

EXHIBIT B

FORM OF
RIGHTS CERTIFICATE

Certificate No. R-[●]	[●] Rights

NOT EXERCISABLE AFTER FEBRUARY 13, 2017 OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.001 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE RIGHTS PLAN (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS PLAN.]

RIGHTS CERTIFICATE

AETRIUM INCORPORATED

This certifies that ______________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of February 13, 2014 (the “Benefit Plan”), between Aetrium Incorporated, a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent,” which term shall include any successor Rights Agent pursuant to the Benefit Plan), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Benefit Plan) and prior to the Expiration Date (as such term is defined in the Benefit Plan) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at an exercise price of $30.00 per one one-thousandth of a Preferred Share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of February 13, 2014 based on the Preferred Shares as constituted at such date. As provided in the Benefit Plan, the Exercise Price and the number and kind of Preferred Shares or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Benefit Plan) that a number of Rights be exercised so that only whole Preferred Shares will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Benefit Plan.

B-63

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Benefit Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Benefit Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Benefit Plan. Copies of the Benefit Plan are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.

Subject to the provisions of the Benefit Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.001 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Shares, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the Common Shares (or cash or other securities or assets of the Company) issuable upon such exchange.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment will be made as provided in the Benefit Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole Preferred Shares would be issued.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in herein or in the Benefit Plan be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as specifically provided in the Benefit Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchange in accordance with the Benefit Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

B-64

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _______________, 20[  ].

ATTEST:

By:
Name:
Title:

AETRIUM INCORPORATED

By:
Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:
Name:
Title:

B-65

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ as attorney-in-fact to transfer the within Rights Certificate on the books of Aetrium Incorporated, with full power of substitution.

Dated: __________________________________

Signature: _______________________________

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-66

CERTIFICATE

The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:

(1)	the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

[ ]	are

[ ]	are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2)	after due inquiry and to the best knowledge of the undersigned, it

[ ]	did

[ ]	did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated: __________________________________

Signature: _______________________________

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-67

[Form of Reverse Side of Rights Certificate – continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise Rights represented by the Rights Certificate.)

To: Aetrium Incorporated

The undersigned hereby irrevocably elects to exercise _________________________ Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a Preferred Share (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated: __________________________________

Signature: _______________________________

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-68

CERTIFICATE

The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:

(1)	the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

[ ]	are

[ ]	are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2)	after due inquiry and to the best knowledge of the undersigned, it

[ ]	did

[ ]	did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated: __________________________________

Signature: _______________________________

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-69

[Form of Reverse Side of Rights Certificate – continued]

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

IN THE EVENT THAT THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

B-70

EXHIBIT C

FORM OF
SUMMARY OF RIGHTS

SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
AETRIUM INCORPORATED

On February 13, 2014, the Board of Directors (the “Board”) of Aetrium Incorporated (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Shares”), of the Company to shareholders of record as of the close of business on February 24, 2014 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at an exercise price of $30.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”). The complete terms of the Rights are set forth in a Tax Benefit Preservation Plan (the “Benefit Plan”), dated as of February 13, 2014, between the Company and Computershare Trust Company, N.A., as rights agent.

By adopting the Benefit Plan, the Board is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its shareholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent shareholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such shareholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding Common Shares without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Common Shares are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes that it is in the best interest of the Company and its shareholders that the Company provide for the protection of the Tax Benefits by adopting the Benefit Plan.

For those interested in the specific terms of the Benefit Plan, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Benefit Plan, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Benefit Plan is available free of charge from the Company.

B-71

Distribution and Transfer of Rights; Rights Certificates:	The Board has declared a dividend of one Right for each outstanding Common Share. Prior to the Distribution Date referred to below:

	●	the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

	●	new Common Shares certificates issued after the Record Date will contain a legend incorporating the Benefit Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and

	●	the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.

Rights will accompany any new Common Shares that are issued after the Record Date.

Distribution Date:	Subject to certain exceptions specified in the Benefit Plan, the Rights will separate from the Common Shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Shares.

The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s shareholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Shares Purchasable Upon Exercise of Rights:	After the Distribution Date, each Right will entitle the holder to purchase, for $30.00 (the “Exercise Price”), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the shareholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

B-72

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

●	not be redeemable;

●	entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;

●	entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;

●	have the same voting power as one Common Share; and

●	entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:	If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 4.99% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its shareholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Benefit Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding Common Shares as of the time of the first public announcement of the Benefit Plan (an “Exempt Person”) shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional Common Shares while such person is an Exempt Person. A person will cease to be an Exempt Person if such person, together with such person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding Common Shares.

Flip-Over Trigger:	If, after an Acquiring Person obtains 4.99% or more of the Common Shares, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

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Redemption of the Rights:	The Rights will be redeemable at the Company’s option for $0.001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision:	At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.

Expiration of the Rights:	The Rights expire on the earliest of (i) 5:00 p.m., New York time, on the date that the votes of the shareholders of the Company, with respect to the Company’s 2014 Annual Meeting of Shareholders are certified, unless the continuation of the Rights is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and voting on such matter at the Company’s 2014 Annual Meeting of Shareholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 5:00 p.m., New York time, on February 13, 2017.

Amendment of Terms of Benefit Plan and Rights:	The terms of the Rights and the Benefit Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Benefit Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Benefit Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Shareholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as shareholder of the Company.

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Anti-Dilution Provisions:	The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes:	The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, shareholders may recognize taxable income.

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Annex C

AETRIUM INCORPORATED

2014 Incentive Plan

Article 1

Establishment and Purpose

1.1 Establishment of the Plan. Aetrium Incorporated, a Minnesota corporation (the “Company”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance.

1.3 Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s shareholders (the “Effective Date”). The Plan will be deemed to be approved by shareholders if it receives the affirmative vote of the holders of a majority of the Shares (as defined below) present, in person or by proxy, and entitled to vote on the matter at a shareholder meeting duly held in accordance with the applicable provisions of the Company’s Bylaws, as amended (the “Bylaws”).

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word or words are capitalized:

(a) “Applicable Law” means the legal requirements relating to the administration of options and share-based or performance-based awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

(b) “Award” means, individually or collectively, a grant or award under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards.

(c) “Award Agreement” means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under the Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

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(d) “Board” or “Board of Directors” means the Company’s Board of Directors.

(e) “Cause” means that Participant (i) pleads “guilty” or “no contest” to or is indicted for or convicted of a felony under federal or state law or of a crime under federal or state law which involves Participant’s fraud or dishonesty; (ii) in carrying out Participant’s duties to the Company or any Subsidiary, engages in conduct that constitutes gross negligence or willful misconduct, as determined by the Company in its sole discretion; or (iii) engages in misconduct that causes material and demonstrable harm to the reputation of the Company, as determined by the Company in its sole discretion.

(f) “Change in Control” shall be deemed to have occurred if: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new Director whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.

(i) “Consultant” means any consultant or adviser if:

(i) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

(ii) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

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(iii) The consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

(j) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(k) “Deferred Stock” means a right to receive a specified number of Shares during specified time periods pursuant to Article 9.

(l) “Director” means any individual who is a member of the Board of Directors.

(m) “Disability” means absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must meet the description in Section 22(e)(3) of the Code.

(n) “Dividend Equivalents” means a right granted pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(o) “Employee” means any employee, as defined in accordance with Section 3401(c) of the Code, of the Company or any Subsidiary. “Employment” means the employment of an Employee by the Company or any Subsidiary. Directors who are not otherwise employed by the Company or any Subsidiary shall not be considered Employees under the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(q) “Exercise Price” means the price at which a Share may be purchased pursuant to an Option, as determined by the Committee.

(r) “Fair Market Value” means the closing price reported for the Shares on the relevant date as reported on NASDAQ or such other principal national securities exchange in the United States on which the Shares are then traded, or, if such date is not a trading day, the last prior day on which the Shares were so traded, or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

(s) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

(t) “Independent Director” means a member of the Board who is not an Employee of the Company.

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(u) “Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(v) “NASDAQ” means The NASDAQ Stock Market.

(w) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(x) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(y) “Option” means an option to purchase Shares from the Company. An Option may be either an Incentive Stock Option or Non-Qualified Stock Option.

(z) “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.6.

(aa) “Participant” means an Employee, a Consultant, or a member of the Board who holds an outstanding Award granted under the Plan.

(bb) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5), but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(cc) “Performance Criteria” means the criteria provided in Section 8.6.

(dd) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ee) “Performance Stock Unit” and “Performance Share” each mean an Award granted pursuant to Article 9.

(ff) “Plan” means this 2014 Incentive Plan, as it may be amended from time to time.

(gg) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

(hh) “Restricted Stock” means Stock awarded pursuant to Section 7.1 that is subject to certain restrictions and may be subject to risk of forfeiture.

(ii) “Restricted Stock Unit” means an Award granted pursuant to Section 7.9.

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(jj) “Shares” or “Stock” means the shares of common stock of the Company.

(kk) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9.5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ll) “Subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of the Plan.

(mm) “Termination of Employment” or a similar reference means (i) with respect to an Employee, the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary and (ii) with respect to any Participant who is not an Employee, cessation of the performance of services to the Company or any Subsidiary. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

(nn) “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, (b) an “outside director” pursuant to Section 162(m) of the Code, and (c) an “independent director” under the listing requirements of NASDAQ, or any similar rule or listing requirement that may be applicable to the Company from time to time. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

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3.2 Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

All determinations and decisions made by the Company pursuant to the provisions of the Plan and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including but not limited to the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

Article 4

Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be one hundred thousand (100,000) shares. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be one hundred thousand (100,000), as adjusted under Sections 4.2 and 4.3.

4.2 Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

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(b) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c) If the Exercise Price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the Exercise Price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3 Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Section 422 of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and, for Qualified Performance-Based Compensation, in accordance with Section 162(m) of the Code in the number and class of Shares which may be delivered under the Plan (including but not limited to individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.4 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 4.3, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be fifty thousand (50,000), provided that in no event shall any Participant receive one or more Awards of Restricted Stock or Other Stock-Based Awards in excess of fifty thousand (50,000) shares of Stock in any calendar year.

Article 5
Eligibility and Participation

5.1 General. Persons eligible to participate in the Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

5.2 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

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Article 6

Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee; provided, however, that Incentive Stock Options may only be awarded to Employees, and provided further, that no Award of an Incentive Stock Option may be made pursuant to the Plan after the tenth (10th) anniversary of the Effective Date. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options, subject to the limitations set forth in Article 4.

6.2 Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3 Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under the Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.3 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the Exercise Price nor may an Option be cancelled or exchanged for cash, other awards or Options with an Exercise Price that is less than the Exercise Price of the original Option.

In the case of an Incentive Stock Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such Incentive Stock Option shall be granted at a price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and such Incentive Stock Option shall be exercisable for no more than five (5) years from the date of grant.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant, except as otherwise provided herein.

(a) In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(b) The expiration date of the Incentive Stock Option.

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(c) One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(d) Three (3) months after the date of the Participant’s Termination of Employment for any reason other than Disability or death. Whether a Participant continues to be an Employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).

6.5 Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option. The Chairman of the Board or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.

6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ or such other principal national securities exchange in the United States on which the Shares are then traded is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Option may be exercised no later than the immediately preceding date and time that the Option was exercisable.

An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such shares of Stock to the Participant.

6.7 Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

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6.8 Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company.

The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part:

(a) Payment may be made in cash.

(b) Payment may be made by delivery of Shares owned by the Participant in partial (if in partial payment, then together with cash) or full payment.

(c) If the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stockbroker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company.

(d) At any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date.

If payment is made by the delivery of Shares, the value of the Shares delivered shall be equal to the then most recent Fair Market Value of the Shares established before the exercise of the Option.

Restricted Stock may not be used to pay the Exercise Price.

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Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

6.9 Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:

(a) Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than one (1) year from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.

(b) Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

(c) Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:

(i) All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than one (1) year from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and

(ii) In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d) Options not Vested at Termination. Except as provided in paragraph (a) above, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e) Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.10 Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a) During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 10, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

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(b) No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 10; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

Article 7

Restricted Stock

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 8.6 with respect to Performance-Based Awards.

7.2 Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. The Committee may further provide that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

7.3 Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

7.4 Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals (as described in Section 8.6), as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

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The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as the Shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.

7.5 Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

7.6 Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

7.7 Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

7.8 Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company.

7.9 Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee. Restricted Stock Units shall be subject to the same terms and conditions under the Plan as Restricted Stock except as otherwise provided in the Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and shall not receive dividends, but shall, unless otherwise provided by the Committee, receive Dividend Equivalents at the time and at the same rate as dividends are paid on Shares with the same record and pay dates. Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

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Article 8

Performance-Based Awards

8.1 Purpose. The purpose of this Article 8 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5) as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Articles 7 or 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

8.2 Applicability. This Article 8 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

8.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code, with respect to any Award granted under Articles 7 and 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, and not later than after twenty-five percent (25%) of such period has elapsed (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

8.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

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8.5 Performance Period. The Performance Period is set by the Committee for each Award.

8.6 Performance Goals. For each Performance-Based Award, the Committee shall establish (and may establish for other Awards) performance objectives (“Performance Goals”) for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria and other factors set forth in (a) and (b), below. It may also use other criteria or factors in establishing Performance Goals in addition to or in lieu of the foregoing. A Performance Goal may be stated as an absolute value or as a value determined relative to an index, budget, prior period, similar measures of a peer group of other companies or other standard selected by the Committee. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Stock Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6. Unless previously canceled or reduced, Performance Shares and Performance Stock Units which may not be converted because of failure in whole or in part to satisfy the relevant Performance Goals or for any other reason shall be canceled at the time they would otherwise be distributable.

(a) The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof, including but not limited to the offset against each other of any combination of the following criteria:

(b) Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

(c) Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing.

(d) Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

(e) The Company’s Stock price, return on shareholders’ equity, total shareholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.

(f) Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

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Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an Award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

If the material terms of the Performance Criteria are not changed, they will be disclosed to and reported to the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Performance Criteria.

8.7 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.8 Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Stock Units and Performance Shares shall be forfeited by the Participant to the Company.

8.9 Nontransferability. Performance Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 9

Other Types of Awards

9.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code.

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(b) Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

9.4 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5 Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

9.6 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.7 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 8. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $500,000.00.

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9.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

9.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.10 Exercise Upon Termination of Employment. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable prior to or concurrent with a Participant’s Termination of Employment unless otherwise provided by the Committee in its sole and absolute discretion; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

9.11 Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.12 Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

9.13 Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.14 Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 9 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 10

Beneficiary Designation

Notwithstanding Section 6.10, 7.3, 7.9, 8.9 and 9.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

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Article 11

Employee Matters

11.1 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.

11.2 Participation. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

11.3 Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under the Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

Article 12

Change in Control

Unless the Committee provides otherwise prior to the grant of an Award, upon the occurrence of a Change in Control, the following shall apply to such Award:

(a) Any and all Options granted hereunder to a Participant immediately shall become vested and exercisable upon the Termination of Employment of such Participant by the Company for any reason other than for Cause or by any Participant that is an Employee for “Good Reason”;

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(b) Any restriction periods and all restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse and they shall immediately become fully vested upon the Termination of Employment of the Participant by the Company for any reason other than for Cause or by any Participant that is an Employee for “Good Reason”, provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment;

(c) Unless otherwise determined by the Committee, the payout of Performance Stock Units and Performance Shares shall be determined exclusively by the attainment of the Performance Goals established by the Committee, which may not be modified after the Change in Control, and the Company shall not have the right to reduce the Awards for any other reason;

(d) For purposes of the Plan, “Good Reason” means in connection with a Termination of Employment by an Employee within one (1) year following a Change in Control, (a) a material adverse alteration in the Employee’s position or in the nature or status of the Employee’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the Employee’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the Employee’s principal place of employment to a location that is more than fifty (50) miles from the location where the Employee was principally employed at the time of the Change in Control or materially increases the time of the Employee’s commute as compared to the Employee’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Employee’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, an Employee must provide written notice to the Company or such Subsidiary employing the Employee of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Employee’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company or such Subsidiary shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or such Subsidiary fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Employee’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within one (1) year following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

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Article 13

Amendment, Modification, and Termination

13.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3), (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, (iv) results in a material increase in benefits or a change in eligibility requirements, (v) changes the granting corporation or (vi) changes the type of stock. Notwithstanding any provision in the Plan to the contrary, absent approval of the shareholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

13.2 Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award (other than Performance Shares or Performance Stock Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

13.3 Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Withholding

14.1 Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of the Plan (“Withholding Taxes”).

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14.2 Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units, the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.8(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 15

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 16

Legal Construction

16.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

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16.4 Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5 Elections and Notices. Notwithstanding anything to the contrary contained in the Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the Secretary. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Minnesota, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of the Plan to the substantive law of another jurisdiction.

16.7 Venue. The Company and the Participant to whom an award under the Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Minnesota with respect to any and all disputes arising out of or relating to the Plan, the subject matter of the Plan or any awards under the Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of the Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to the Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Minnesota, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Minnesota court, and no other, (c) such Minnesota court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Minnesota court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

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16.8 409A Compliance. Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code.

16.9 No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

16.10 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Amended and Restated Articles of Incorporation or the Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.11 Reporting. The Company will provide grantees who are awarded Incentive Stock Options with statements in accordance with Section 6039(b) of the Code and will file a return with the Internal Revenue Service with respect to grantees who are awarded Incentive Stock Options in accordance with Section 6039(a)(1) of the Code. The Company will provide grantees who are awarded Non-Qualified Stock Options with a statement containing the information set forth in Treas. Reg. Section 1.61-15(c)(3).

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AETRIUM INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS – [December 4], 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Aetrium Incorporated, a Minnesota corporation (the “Company”), hereby appoints Jeffrey E. Eberwein and Daniel M. Koch, each with full power of substitution, as proxies, to vote all capital stock of the Company that the shareholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of the Shareholders to be held at [4:00 p.m.], local time, on [Thursday, December 4], 2014 (the “Annual Meeting”) at the Company’s offices located at 2350 Helen Street, North St. Paul, MN 55109, and any adjournments or postponements thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

The Board recommends a vote FOR the election of the listed nominees and FOR Proposals 2, 3, 4, 5 and 6.

1.	Election of nominees named below to the Board of Directors of the Company.

[  ] FOR ALL NOMINEES.

[  ] WITHHOLD AUTHORITY FOR ALL NOMINEES.

[  ] FOR ALL EXCEPT

(See instructions below)

Nominees:	●	Jeffrey E. Eberwein
	●	Paul H. Askegaard
	●	Morgan P. Hanlon
	●	Alfred John Knapp, Jr.
	●	Daniel M. Koch
	●	Galen Vetter

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve an advisory resolution regarding the compensation of the Company’s named executive officers.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	To approve a protective amendment to the Company’s Amended and Restated Articles of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

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5.	To approve the Company’s Tax Benefit Preservation Plan (a shareholder rights plan) designed to protect the tax benefits of the Company’s net operating loss carryforwards.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

6.	To approve the Company’s 2014 Incentive Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]

DATE:
(Signature of Shareholder)

DATE:
(Signature of Shareholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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